SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                    CRANE CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                                  [CRANE LOGO]

         CRANE CO. 100 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902


                                                                   March 6, 1998


DEAR CRANE SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Crane Co., to be held at 10:00 a.m. Eastern Daylight Time on Monday, April 20, 1998 at the Sheraton Stamford Hotel, Freedom II Meeting Room, One First Stamford Place, Stamford, Connecticut.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. Our 1997 Annual Report accompanies this Proxy Statement.

     It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card, or by using the toll-free telephone number on the proxy card.


                                          Sincerely,


                                          /s/ R.S. EVANS
                                          --------------------------------------
                                          R.S. Evans
                                          Chairman and Chief Executive Officer

                                    CRANE CO.
                            100 FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1998

                                   ----------

                                                                   March 6, 1998

To The Shareholders of Crane Co.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Crane Co. will be held at the Sheraton Stamford Hotel, Freedom II Meeting Room, One First Stamford Place, Stamford, Connecticut on Monday, April 20, 1998 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect three directors to serve for three year terms until the Annual Meeting of Shareholders in 2001.

     2. To consider and act upon a proposal to approve the selection of Deloitte & Touche LLP as independent auditors for the Company for 1998.

     3. To consider and act upon a proposal to approve The Crane Co. 1998 Stock Option Plan.

     4. To consider and act upon a proposal to approve The Crane Co. 1998 Restricted Stock Award Plan.

     5. To consider and act upon a proposal to approve The Crane Co. 1998 Non-Employee Director Restricted Stock Plan.

     6. To transact such other business as may properly come before the meeting in connection with the foregoing or otherwise.

     The Board of Directors has fixed the close of business on February 27, 1998 as the record date for the purpose of determining shareholders entitled to notice of and to vote at said meeting or any adjournment thereof. A complete list of such shareholders will be open to the examination of any shareholder during regular business hours for a period of ten days prior to the meeting at the offices of the Company at 100 First Stamford Place, Stamford, Connecticut.

     In order to assure a quorum, it is important that shareholders who do not expect to attend the meeting in person fill in, sign, date and return the enclosed proxy in the accompanying envelope, or use the toll-free telephone number set forth on the enclosed proxy card.


                                          By Order of the Board of Directors,


                                          AUGUSTUS I. DUPONT
                                          Secretary


================================================================================
   IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU WRITE
   FOR YOUR CARD OF ADMISSION TO THE SECRETARY, CRANE CO., 100 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902.
================================================================================

                                    CRANE CO.
                            100 FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1998

     The enclosed proxy is solicited by the Board of Directors of Crane Co. (the "Company") for use at the Annual Meeting of Shareholders to be held at the Sheraton Stamford Hotel, Freedom II Meeting Room, One First Stamford Place, Stamford, Connecticut, on Monday, April 20, 1998, at 10:00 a.m., Eastern Daylight Time, or at any adjournment thereof. The enclosed proxy, when properly executed and received by the Secretary prior to the meeting, and not revoked, will be voted in accordance with the directions thereon. If no directions are indicated, the proxy will be voted for each nominee for election as a director, for the proposal to approve the selection of Deloitte & Touche LLP as independent auditors for the Company for 1998, for the proposal to approve The Crane Co. 1998 Stock Option Plan, for the proposal to approve The Crane Co. 1998 Restricted Stock Award Plan and for the proposal to approve The Crane Co. 1998 Non-Employee Director Restricted Stock Plan. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in accordance with the discretion of the person or persons holding such proxy. Proxies may be revoked by shareholders at any time prior to the voting of the proxy by written notice to the Company, by submitting a new proxy or by personal ballot at the meeting.

     Shareholders of record may vote their proxy by using the toll-free number listed on the proxy card as an alternative to using the written form of proxy. The telephone voting procedure is designed to authenticate votes cast by use of a Personal Identification Number. The procedure allows shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. The Company has been advised by counsel that these procedures are consistent with the requirements of applicable law. Specific instructions to be followed by any shareholder of record interested in voting by telephone are set forth on the enclosed proxy card.

     The first date on which this proxy statement and enclosed form of proxy are being sent to the Company's shareholders is on or about March 6, 1998.

     OUTSTANDING SHARES AND REQUIRED VOTES. As of the close of business on February 27, 1998, the record date for determining shareholders entitled to vote at the meeting, the Company had issued and outstanding 45,619,329 shares of Common Stock, par value $1.00 per share ("Common Shares" or "Common Stock"). Each Common Share is entitled to one vote at the meeting. Directors will be elected by a plurality, and the approval of auditors will require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote at the meeting. Approval of The Crane Co. 1998 Stock Option Plan, The Crane Co. 1998 Restricted Stock Award Plan and The Crane Co. 1998 Non-Employee Director Restricted Stock Plan will each require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote at the meeting, provided that the total votes cast "For" or "Against" each such proposal constitutes more than 50% of the outstanding Common Shares. Abstentions may be specified as to all proposals to be brought before the meeting other than the election of directors. Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), brokers holding shares for customers have authority to vote on certain matters even if they have not received instructions from the beneficial owners, but do not have such authority as to certain other matters (so-called "broker non-votes"). The NYSE has advised the Company that member firms of the NYSE may vote without specific instructions from beneficial owners only as to the election of directors and the selection of auditors. With regard to the election of directors, votes may be cast in favor or withheld, and the three persons receiving the highest number of favorable votes will be elected as directors of the Company. As to the approval of auditors, if a shareholder abstains from voting certain shares it will have the effect of a negative vote. With regard to the other three proposals set forth herein, abstentions will also have the effect of a negative vote, although they will not be counted as votes "Against" for NYSE purposes, and broker non-votes will not be counted "For" or "Against" such proposals.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of nine members divided into three classes. At the meeting three directors are to be elected to hold office for three year terms until the Annual Meeting in 2001 and until their successors are elected and qualified. The enclosed proxy will be voted for election of the three directors of such class named in the following table, whose election has been proposed and recommended by the Board of Directors. If any nominee shall, prior to the meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such nominee, if any, as may be recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The age, position with the Company, period of service as a director of the Company, business experience during the past five years, directorships in other companies and shareholdings in the Company as of February 27, 1998 for each of the nominees for election and for each of those directors whose term will continue are set forth below:

                                                                                                   COMMON SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED (1)
                                                                                                   -------------
NOMINEES FOR DIRECTOR TO BE ELECTED FOR TERMS TO EXPIRE IN 2001

RICHARD S. FORTE .................................................................................     10,750
  Age 53; Director since 1983. President, Dawson Forte Cashmere Company, South Natick, MA
       (importer) since January 1997. Chairman since January 1997 and, prior thereto,
       President, Forte Cashmere Company, Inc. (importer and manufacturer). Other directorships: Medusa Corporation.

JEAN GAULIN ......................................................................................      3,345
  Age 55; Director since 1996. Vice Chairman, President and Chief Operating Officer, Ultramar
       Diamond Shamrock Corporation, San Antonio, TX (petroleum refining and marketing) since 1996; Chairman and Chief Executive Officer, Ultramar
       Corporation, Greenwich, CT (petroleum refining and marketing) 1992 to
       1996. Other directorships: Medusa Corporation, Quebec Telephone, Ultramar
       Diamond Shamrock Corporation.

JAMES L. L. TULLIS ...............................................................................          0
  Age 50; Nominee for Director. Chairman and Chief Executive Officer, Tullis-Dickerson & Co.,
       Inc., Greenwich, CT (venture capital investments in the health care industry) since 1986. Other directorships: Acme United Corporation and
       Physician Sales & Service, Inc.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

E. THAYER BIGELOW, JR. ...........................................................................     15,667
  Age 56; Director since 1984. Chief Executive Officer, Court TV, New York, NY, an affiliate of Time Warner Entertainment LP (cable television program services) since
       March 1, 1997. President and Chief Executive Officer, Time Warner Cable
       Programming Inc., Stamford, CT, a subsidiary of Time Warner Entertainment
       LP (cable television program services), 1991 to 1997. Other directorships: Lord Abbett & Co. Mutual Funds, Medusa Corporation.

                                                                                                   COMMON SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED (1)
                                                                                                   -------------
CHARLES J. QUEENAN, JR. ..........................................................................     11,825
  Age 67; Director since 1986. Senior Counsel since 1995 and prior thereto, Partner,
       Kirkpatrick & Lockhart LLP, Pittsburgh, PA (attorneys at law). Other directorships:
       Allegheny Teledyne Incorporated, Medusa Corporation.

BORIS YAVITZ .....................................................................................      7,138
  Age 74; Director since 1987. Principal, Lear, Yavitz & Associates LLC, New York, NY
       (governance consultants); Paul Garrett Professor Emeritus of Public Policy and
       Business Responsibility, Dean Emeritus, Columbia University Graduate School of
       Business, New York, NY since 1993; Director & Vice Chairman, The Institute for the Future. Other directorships: Israel Discount Bank of New York,
       Medusa Corporation.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

R. S. EVANS ......................................................................................   2,025,389
   Age 53; Director since 1979. Chairman and Chief Executive Officer of the Company.
       Chairman and Chief Executive Officer of Medusa Corporation. Other directorships:
       Fansteel, Inc., HBD Industries, Inc., Medusa Corporation.

DORSEY R. GARDNER ................................................................................       4,560
   Age 55; Director from 1982 to 1986 and since 1989. President, Kelso Management Company,
       Inc., Boston, MA (investment management). Other directorships: Filene's Basement
       Corp., Medicus Systems Corp., Medusa Corporation.

DWIGHT C. MINTON .................................................................................      27,015
  Age 63; Director since 1983. Chairman of the Board, Church & Dwight Co., Inc., Princeton, NJ
       (manufacturer of consumer and specialty products). Other directorships: Church &
       Dwight Co., Inc., Medusa Corporation.

----------

(1) As determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. No director except Mr. R. S. Evans owns more than 1% of the outstanding Common Shares of the Company. See Beneficial Ownership of Common Stock by Directors and Management, page 5.

     The Board of Directors met 11 times during 1997. All directors attended 75% or more of the Board and Committee meetings which they were scheduled to attend.

     The Board of Directors has an Executive Committee, Audit Committee and Organization and Compensation Committee. The Company does not have a standing nominating committee. The Executive Committee, which meets when a quorum of the full Board of Directors cannot be readily obtained, did not meet in 1997. The Audit Committee met three times in 1997 with the Company's management, internal auditors and independent auditors to review matters relating to the quality of financial reporting and internal accounting controls and the nature, extent and results of their audits, and otherwise maintained communications between the auditors of the Company and the Board of Directors. The duties of the Organization and Compensation Committee include review and approval of the compensation of officers and business unit presidents, annual review of director compensation, administration of the EVA Incentive Compensation Plan, Stock Option Plan and Restricted Stock Award Plan and review and approval of significant changes or additions to the compensation policies and practices of the Company. The Organization and Compensation Committee met two times in 1997. (See the Committee's report on page 11.)

     The memberships of committees during 1997 were as follows: Executive
Committee: E. T. Bigelow, Jr., R. S. Evans, D.C. Minton and B. Yavitz; Audit
Committee: E. T. Bigelow, Jr., R. S. Forte,

D. R. Gardner and C. J. Queenan, Jr. (Chairman); Organization and Compensation
Committee: D. R. Gardner, J. Gaulin, D. C. Minton and B. Yavitz (Chairman).

     COMPENSATION OF DIRECTORS. The Company's standard retainer payable to each non-employee director is $25,000 per annum. Pursuant to the Non-Employee Director Restricted Stock Plan, non-employee directors receive, in lieu of cash, shares of Common Stock of the Company (rounded to the nearest ten shares) with a market value equal to that portion of the standard annual retainer which exceeds $15,000. All directors who are not full-time employees of the Company, of which there are eight, participate in the plan. The shares are issued each year after the Company's annual meeting, are forfeitable if the director ceases to remain a director until the Company's next annual meeting, except in the case of death, disability or change in control, and may not be sold for a period of five years or such earlier date as the director leaves the Board. In April 1997 each non-employee director received 300 restricted shares of Common Stock pursuant to the plan. The Non-Employee Director Restricted Stock Plan expires on May 30, 1998. See Proposal to Approve 1998 Non-Employee Director Restricted Stock Plan, page 24.

     Directors also receive $500 for each Board meeting attended. Non-employee members of the Executive Committee receive an annual retainer of $2,000. Members of other committees receive $500 and chairmen receive $750 for each committee meeting attended.

     The Crane Co. Retirement Plan for Non-Employee Directors provides for a benefit upon retirement at or after age 65 equal to the participant's annual retainer in effect at the time service terminates, payable for a period of time equal to the number of years the participant has served on the Board and not as an employee. After two years of service, participants are 50% vested in benefits payable, and after each full year of service thereafter, participants are vested in an additional 10%. In the event of death, disability or change in control, participants are automatically 100% vested and, in the case of a change in control, a minimum of seven years of retirement benefits is payable. Additionally, a participant leaving the Board after a change in control would be entitled to receive, in lieu of installment payments, a lump sum cash payment such that the participant will retain, after all applicable taxes, the actuarial equivalent of the benefits payable under the plan. A former director may receive his benefits prior to age 65 on an actuarially reduced basis. The plan is unfunded and benefits thereunder are payable from the Company's general assets, either in the form of a joint and survivor annuity or, if the director so elects upon reaching age 55, in the form of a survivor annuity should the director die while in service.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                           BY DIRECTORS AND MANAGEMENT

     To focus management attention on growth in shareholder value, the Company believes that officers and key employees should have a significant equity stake in the Company. It therefore encourages its officers and key employees to increase their ownership of and to hold Common Stock through the Stock Option, Restricted Stock Award and Savings and Investment Plans. Directors also receive 40% of their annual retainer in restricted stock issued under the Non-Employee Director Restricted Stock Plan. The beneficial ownership of Common Stock by the non-employee directors as a group (see pages 2 and 3 for individual holdings), the executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group as of February 27, 1998 is as follows:

                                                                 STOCK     SHARES IN
                                                   SHARES       OPTIONS     COMPANY     TOTAL      % OF SHARES
                                                    UNDER     EXERCISABLE   SAVINGS     SHARES     OUTSTANDING
                                   SHARES        RESTRICTED     WITHIN       PLAN    BENEFICIALLY     AS OF
                                    OWNED      STOCK PLANS(1)   60 DAYS    (401(K))    OWNED(2)    2/27/98(2)
                                  ---------    -------------  -----------  --------  ------------  -----------
Non-Employee Directors
  and Nominees as a Group
  (9 persons) (3) .............      81,057          2,400           --         --        83,457       0.18%
R.S. Evans ....................   1,183,456(4)     412,722      423,750      5,458     2,025,386       4.40%
L.H. Clark ....................      11,019        127,181      142,375      1,267       281,842       0.62%
D.S. Smith ....................      25,000         84,640      101,750      1,294       212,684       0.47%
M.L. Raithel ..................     114,841         37,065       73,375      2,457       227,738       0.50%
A.I. duPont ...................         150         30,300       21,250        176        51,876       0.11%
Other Executive Officers
  (4 persons) .................     122,209         58,990      137,812     10,414       329,425       0.72%
Sub-Total--Directors and
  Executive Officers as a
  Group (18 persons) ..........   1,537,732        753,298      900,312     21,066     3,212,408       6.91%
Key Employees
  (119 persons) ...............      99,979        175,138      652,585    113,395     1,041,097       2.25%
                                  ---------        -------    ---------    -------     ---------
Total .........................   1,637,711        928,436    1,552,897    134,461     4,253,505       9.02%
                                  =========        =======    =========    =======     =========

----------

(1) Subject to forfeiture if established performance and/or service conditions are not met.

(2) As determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Does not include 5,185,611 shares of Common Stock owned by The Crane Fund (see Principal Shareholders of the Company, page 6); nor 340,314 shares of Common Stock owned by the Crane Fund for Widows and Children; nor an aggregate of 455,811 shares of Common Stock held by trusts for the pension plans of the Company and certain of its subsidiaries which shares may be voted or disposed of in the discretion of the trustees unless the sponsor of a particular plan directs otherwise. Mr. duPont, Mr. Raithel, Mr. Smith and two other executive officers are trustees of The Crane Fund and the Crane Fund for Widows and Children. None of the directors or trustees has any direct beneficial interest in, and all disclaim beneficial ownership of, the shares held by the trusts. In addition, as of February 27, 1998, 4,955 other employees of the Company held 1,316,031 shares of Common Stock in the Crane Co. Savings and Investment Plan, 462 shares of Common Stock in the Mark Controls 401(k) Savings Plan, and 94,072 shares of Common Stock in the ELDEC Corporation Deferred Income Plan and Trust, resulting in a total of 5,664,070 shares of Common Stock beneficially owned by directors, officers and employees, or 12.01% of the outstanding shares as of February 27, 1998.

(3) This group includes, in addition to the directors listed under "Election of Directors", Mr. Mone Anathan III, a current director of the Company who is not standing for reelection when his term expires at the Annual Meeting. Mr. Anathan beneficially owns 3,157 shares of Common Stock, including 300 shares under the Non-Employee Director Restricted Stock Plan.

(4)  Includes 480 shares owned by Mr. Evans' spouse.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

     The following table sets forth the ownership by each person who owned of record or was known by the Company to own beneficially more than 5% of its Common Shares on February 27, 1998.

                                                        AMOUNT AND
                                                         NATURE OF
                             NAME AND ADDRESS           BENEFICIAL       PERCENT
TITLE OF CLASS              OF BENEFICIAL OWNER          OWNERSHIP      OF CLASS
--------------              -------------------          ---------      --------
Common Stock ..........  The Crane Fund (1)             5,185,611(1)      11.4%
                         100 First Stamford Place
                         Stamford, CT 06902

----------

(1) The Crane Fund is a charitable trust managed by trustees appointed by the Board of Directors of the Company. The incumbent trustees are: G.A. Dickoff, A.I. duPont, R.B. Phillips, M.L. Raithel and D.S. Smith, all of whom are executive officers of the Company. Pursuant to the trust instrument, the shares held by the trust shall be voted by the trustees as directed by the Board of Directors, the distribution of the income of the trust for its charitable purposes is subject to the control of the Board of Directors and the shares may be sold by the trustees only upon the direction of the Board of Directors. None of the directors or the trustees has any direct beneficial interest in, and all disclaim beneficial ownership of, shares held by The Crane Fund.

                             EXECUTIVE COMPENSATION

A. SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation for the Company's Chief Executive Officer and each of the four most highly paid executive officers for each of the last three completed fiscal years.

                                            ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                                   -------------------------------------  ---------------------------------------------------
                                                               OTHER      RESTRICTED    SECURITIES                 ALL(4)
                                                               ANNUAL        STOCK      UNDERLYING    LTIP (3)     OTHER
     NAME AND                                               COMPENSATION   AWARDS(2)     OPTIONS/     PAYOUTS    COMPENSATION
PRINCIPAL POSITION        YEAR     SALARY($)   BONUS(1)($)      ($)           ($)        SARS (#)       ($)          ($)
-------------------       ----     ---------   -----------  ------------  ----------    ---------    ---------   ------------
R.S. Evans ...........    1997      640,000      870,683      207,176        448,077      60,000     2,612,558      4,536
 Chairman and Chief       1996      640,000      660,392      194,399        757,254      45,000     1,530,258      8,782
 Executive Officer        1995      610,000      526,256      153,450      3,678,192      45,000          0         7,644

L. H. Clark ..........    1997      400,000      417,668       65,377         58,958      35,000       565,155      7,687
 President and Chief      1996      375,000      324,243       54,614         45,518      37,500       203,722      7,687
 Operating Officer        1995      273,391      261,289       26,609         17,220      67,500          0         6,115

D.S. Smith ...........    1997      262,500      300,022       44,486         13,476      25,000       767,258      5,476
 Vice President--         1996      255,000      224,462       40,090         12,414      22,500       404,721      5,177
 Finance & Chief          1995      240,000      179,353       31,077          6,888      30,000          0         4,927
 Financial Officer

M.L. Raithel .........    1997      170,800      221,379       19,835          5,054      17,000       544,714      1,329
 Controller               1996      165,000      170,345       19,863         16,552      15,000       228,866      5,435
                          1995      157,000      142,281       18,094         61,992      22,500          0         5,105

A.I. duPont ..........    1997      190,000      144,728       13,256          5,054      20,000          0         5,595
 Vice President,          1996      180,000      104,699       25,700          4,138      22,500          0           765
 General Counsel          1995           --           --           --             --          --         --            --
 and Secretary


----------

(1) Represents the amounts paid to the named executives under the Company's EVA Incentive Compensation Plan for Executive Officers (see Report on Compensation by the Organization and Compensation Committee on page 11). After giving effect to such payments, the named executives have credited to their accounts under such plan the following amounts, which are subject to increase or decrease in future years: R.S. Evans $1,741,366; L.H. Clark $835,336; D.S. Smith $600,044; M.L. Raithel $442,758; A.I. duPont $289,456.
     Under the program one-third of the account balance in any year will be payable to the named executive.

(2) Amounts shown are the fair market value at date of grant of shares of restricted stock awarded to the named executive officers to provide retirement benefits that would have been earned by them under the Company's qualified pension plan but for the application of certain limits imposed by the Internal Revenue Code (see Report on Executive Compensation by the Organization and Compensation Committee on page 11). Such shares will vest after 10 years of service or upon age 65, unless the restrictions are waived by the Committee upon early retirement.

(3) Shares of restricted stock issued under the Company's Restricted Stock Award Plan are generally subject to performance-based conditions on vesting and are classified as long-term incentive awards reportable upon grant in Section D. Long-Term Incentive Awards In Last Fiscal Year and in the column LTIP Payouts of the Summary Compensation Table upon vesting. Amounts shown in the column LTIP Payouts include a gross-up for taxes payable in respect of the compensation earned upon vesting of the restricted stock award that vested in 1996 and one of the two awards of restricted stock that vested during 1997. The shares of Common Stock under the Restricted Stock Award Plan held by each of the named executive officers and the aggregate value thereof at December 31, 1997 were as follows:

                                       RESTRICTED STOCK AWARD PLAN
                          ------------------------------------------------------
                          RESTRICTED                    AGGREGATE
                          STOCK HELD       LTIP        RESTRICTED     AGGREGATE
                          # OF SHARES   # OF SHARES    SHARES HELD      VALUE
                          -----------   -----------    -----------   -----------
     R.S. Evans ........    200,950       211,772        412,722     $17,901,817
     L.H. Clark ........      4,150       123,031        127,181       5,516,476
     D.S. Smith ........      1,150        83,490         84,640       3,671,260
     M.L. Raithel ......      3,450        33,615         37,065       1,607,694
     A.I. duPont .......        300        30,000         30,300       1,314,263

     The shares listed in the first column under the heading "Restricted Stock Held" are awarded to provide certain retirement benefits as described under note (2) above. The shares of restricted stock which are performance-based, listed under the heading "LTIP", may lapse upon failure to achieve the performance criteria, and so the value presented above for such shares remains at-risk to the executive. Dividends are paid on all restricted stock at the same rate as other shares of Common Stock and are reported in the column Other Annual Compensation of the Summary Compensation Table. The amount shown in such column for Mr. duPont in 1996 also includes a $20,000 bonus paid upon commencement of employment.

(4) Amounts include the Company's matching contribution for eligible employees for the purchase of Common Stock in the Company's Saving & Investment Plan (401(k)) and premiums for life insurance.

B. OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows all individual grants of stock options to the named executive officers of the Company during the fiscal year ended December 31, 1997.

                              NUMBER OF          % OF
                             SECURITIES     TOTAL OPTIONS/
                             UNDERLYING          SARS
                              OPTIONS/        GRANTED TO       EXERCISE OR                  GRANT DATE
                                SARS         EMPLOYEES IN      BASE PRICE    EXPIRATION       PRESENT
NAME                         GRANTED (1)    FISCAL YEAR (1)    $/(SH) (2)       DATE       VALUE ($) (3)
----                        ------------   ----------------   ------------    --------    --------------
R.S. Evans .............        60,000          11.21%            33.69       4/21/2007       619,800
L.H. Clark .............        35,000           6.54%            33.69       4/21/2007       361,550
D.S. Smith .............        25,000           4.67%            33.69       4/21/2007       258,250
M.L. Raithel ...........        17,000           3.18%            33.69       4/21/2007       175,610
A.I. duPont ............        20,000           3.74%            33.69       4/21/2007       206,600

----------

(1)  No SARs were granted.

(2) The exercise price of options granted under the Company's Stock Option Plan were and may not be less than 100% of the fair market value of the shares on the date of grant. Options granted become exercisable 50% one year, 75% two years and 100% three years after grant and expire, unless exercised, 10 years after grant. If employment terminates, the optionee generally may exercise the option only to the extent it could have been exercised on the date his employment terminated and must be exercised within three months thereof. In the event employment terminates by reason of retirement, permanent disability or change in control, options become fully exercisable. The exercise price may be paid by delivery of shares owned for more than six months and income tax obligations related to exercise may be satisfied by surrender of shares received upon exercise, subject to certain conditions.

(3) The amounts shown were calculated using a Black-Scholes option pricing model which derives a value of $10.33 per share for each option granted. The estimated values assume a risk-free rate of return of 6.76% based upon the 10-year Treasury (adjusted for constant maturities) from the Federal Reserve Statistical Release H.15(519), stock price volatility of 24.98%, a dividend payout ratio of 1.48% and an option duration of 5.1 years. The actual value, if any, that an executive may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised, and so the value realized by an executive may be more or less than the value estimated by the Black-Scholes model.


C. AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                        OPTIONS/SARS(1) AT            OPTIONS/SARS(1) AT
                        SHARES                          FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(2)
                     ACQUIRED ON        VALUE        -------------------------    -------------------------
NAME                 EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                 ------------    ------------    -------------------------    -------------------------
R. S. Evans ......      67,500         1,823,850        393,750 / 93,750           9,850,688 / 1,154,213
L. H. Clark ......           0                 0        124,875 / 70,625           2,755,515 /   977,650
D. S. Smith ......      26,250           460,106         89,250 / 43,750           2,044,796 /   567,350
M. L. Raithel ....      36,000           840,690         64,875 / 30,125           1,491,278 /   394,101
A.I. duPont ......           0                 0         11,250 / 31,250             176,175 /   367,375

----------

(1)  No SARs were held at December 31, 1997.

(2) Computed based upon the difference between aggregate fair market value at December 31, 1997 and aggregate exercise price.

D. LONG-TERM INCENTIVE AWARDS IN LAST FISCAL YEAR

     The following table shows long-term incentive awards to the named executive officers during the fiscal year ended December 31, 1997.

                                                              PERFORMANCE
                                            NUMBER             OR OTHER
                                           OF SHARES         PERIOD UNTIL
                                        UNITS OR OTHER        MATURATION
                                          RIGHTS (#)           OR PAYOUT
                                        --------------    ---------------------
R.S. Evans ..........................       50,000        5% to  50% 10/21/99
                                                          5% to 100%  4/21/2002
L.H. Clark ..........................       25,000        5% to  50% 10/21/99
                                                          5% to 100%  4/21/2002
D.S. Smith ..........................       20,000        5% to  50% 10/21/99
                                                          5% to 100%  4/21/2002
M.L. Raithel ........................        8,000        5% to  50% 10/21/99
                                                          5% to 100%  4/21/2002
A.I. duPont .........................       15,000        5% to  50% 10/21/99
                                                          5% to 100%  4/21/2002

     All long-term incentive awards ("LTIP shares") were made under the Company's Restricted Stock Award Plan. During the restriction period the LTIP shares are subject to forfeiture and may not be sold, transferred, assigned or pledged ("the restrictions"). The restrictions on the LTIP shares will automatically lapse in accordance with the following criteria:

          1) If on October 21, 1999 the price of the Company's Common Stock on such date exceeds $33.69, adjusted for stock splits and similar transactions (the "Stock Price Test") and the total return on the Company's Common Stock (based on stock price appreciation with dividends reinvested in Common Stock) since April 21, 1997 exceeds the S&P 500 total return, then the restrictions will lapse on five percent of the LTIP shares for each one percent by which the Crane total return exceeds the S&P 500 total return, up to 50 percent of the LTIP shares;

          2) If on April 21, 2002 the Stock Price Test is met and the total return on the Company's Common Stock (based on stock price appreciation with dividends reinvested in Common Stock) since October 21, 1999 exceeds the S&P 500 total return, then the restrictions will lapse on five percent of the LTIP shares for each one percent by which the Crane total return exceeds the S&P 500 total return, up to 50 percent of the LTIP shares;

          3) If any portion thereof remains unvested by reason of the failure to satisfy sections 1 and 2 above and on April 21, 2002 the Stock Price Test is met and the total return on the Company's Common Stock (based on stock price appreciation with dividends reinvested in Company Common Stock) since April 21, 1997 exceeds the S&P 500 total return, then the restrictions will lapse on 10 percent of the LTIP shares for each one percent by which the Crane total return exceeds the S&P 500 total return, up to 100 percent of the LTIP shares; and

          4) Restrictions lapse on death, permanent disability, normal retirement age or a change in control.

     On April 21,1997 the average price of the Company's Common Stock was $33.69. However, except in the case of death, permanent disability, normal retirement or a change in control, recipients will realize value (other than dividends) only if the objectives stated above are achieved. Thus there is no assurance that any of the LTIP shares awarded will have value to the recipients.

E. PERFORMANCE GRAPH

     The following performance graph compares the total return to shareholders of an investment of $100 in each of Crane Co. Common Stock, the S&P 500 Index and the Dow Jones Industrial-Diversified Index in which the Company is included as one of 18 companies from December 31, 1992 to December 31, 1997. "Total Return" means the increase in value of an investment in a security over a given period assuming reinvestment in that security of all dividends received thereon during the period.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
     AMONG CRANE CO., S&P 500 AND DOW JONES INDUSTRIAL-DIVERSIFIED INDEX(1)
                         FISCAL YEAR ENDING DECEMBER 31,


                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                                   -----------------------------------------
                                   | 1992 | 1993 | 1994 | 1995 | 1996 | 1997
   --------------------------------|------|------|------|------|------|-----
   Crane Co.                   ($) | 100  | 108  | 120  | 169  | 203  | 307
   --------------------------------|------|------|------|------|------|-----
   S&P 500                     ($) | 100  | 110  | 112  | 153  | 189  | 252
   --------------------------------|------|------|------|------|------|-----
   DJ Industrial-Diversified   ($) | 100  | 122  | 112  | 147  | 190  | 249
   -------------------------------------------------------------------------

(1)  Peer companies in the Dow Jones Industrial-Diversified Index are:
     Aeroquip-Vickers, Allied-Signal, Cooper Industries, Danaher Corp., Dexter Corp., Dover Corp., FMC Corp., Harsco Corp., Illinois Tool Works, Ingersoll-Rand Co., National Service Industries, Parker Hannifin Corp.,PPG Industries, Raychem Corp., Stanley Works, Tenneco Inc. and Tyco International.

                        REPORT ON EXECUTIVE COMPENSATION
                      BY THE ORGANIZATION AND COMPENSATION
                            COMMITTEE OF THE COMPANY

     In 1997 the Organization and Compensation Committee of the Board of Directors of the Company (the "Committee") continued to review and, where appropriate, adjust its previously established three-pronged approach to executive officer and key employee compensation: competitive base salaries; short and medium-term cash incentive compensation linked to measurable increases in shareholder value; and long-term incentive compensation utilizing awards of restricted Common Stock and stock options the value of which is keyed to increases in shareholder returns (primarily increases in the price of the Company's Common Stock). The Committee has established targets for ownership of Company Common Stock to encourage executive officers and key employees to hold a significant portion of their net worth in the Company's Common Stock so that the future price of the Company's Common Stock will constitute a key element in their financial planning and ultimately in their net worth. In addition, the Committee continued a program using shares of restricted stock to offset significant limitations in pension benefits imposed upon certain executive officers and key employees by federal tax policies while concurrently preserving the incentive linkage between improved share performance and the recipient's ultimate return.

     A. BASE SALARIES. While the Committee believes the Company's base salaries remain sufficiently competitive to attract and retain qualified executive officers and key managers, the Committee continued to shift its compensation emphasis from base salary and bonus based on a percentage thereof to incentive compensation, the amount of and eligibility for which are based on measurable increases in shareholder value and improved stock performance as discussed below. Increases in base salaries of executive officers averaged less than 5% during 1997.

     B. SHORT AND MEDIUM-TERM INCENTIVE COMPENSATION--FOCUSED ON ECONOMIC VALUE ADDED. The Company's annual incentive compensation program utilizes the principles of economic value added ("EVA") with a three year rolling horizon. EVA* is defined as the difference between the return on total capital invested in the business and the cost of capital, multiplied by total capital employed. The Committee believes that, compared to such common performance measures as return on capital, return on equity, growth in earnings per share and growth in cash flow, EVA has the highest correlation with the creation of value for shareholders over the long term.

     The program does not involve the meeting of pre-established goals, as such. Rather, the increase or decrease in EVA for a business unit during the year, both absolutely and compared to the prior year, is the sole basis for any incentive compensation award, thereby motivating managers to focus on continuous value improvement. Awards are generally uncapped to provide maximum incentive to create value and, because awards may be positive or negative, executives can incur penalties when value is reduced.

     While particular EVA formulas are tailored to the size and unique characteristics of the business unit or units for which a specific executive is responsible, the key elements of the EVA formula applicable to any individual are the cost of capital (generally the cost of capital to the Company), the return on capital, the amount of capital employed in the business unit, the net operating profit of the unit after tax and the prior year's EVA. Thus, the EVA formula requires the executive to focus on improvement in the unit's balance sheet as well as the income statement. Awards are calculated on the basis of year end results, and award formulas utilize both a percentage of the change in EVA of a business unit from the prior year, whether positive or negative, and a percentage of the positive EVA, if any, in the current year. EVA awards are calculated for the Company as a whole for the corporate executives or where appropriate for the business unit for which the executive is responsible. Executives receive a percentage of the measured entity's award. For executives responsible for more than one business unit, the formula is based on a percentage of the aggregate EVA, positive or negative, of the units reporting to the executive.

----------

* EVA is a registered trademark of Stern, Stewart & Co.

     After the EVA award, whether positive or negative, for a particular year has been determined, it is credited to the executive's "bank account." If the executive's account is a positive number, one-third of the account balance is paid to the executive in cash annually. The remainder of the account balance represents that individual's "equity" in the account for future years. If an EVA award is negative, the amount will be deducted from the balance in the account. If the account balance is negative, the executive will receive no incentive compensation payments until the aggregate of subsequent EVA awards results in a positive account balance. Each year, the Company adds interest to a positive balance or charges interest on a negative balance at an appropriate money market rate. The account is subject to forfeiture in the event an executive leaves the Company by reason of termination or resignation. The bank account concept with the three year payout at risk gives the incentive compensation program a longer term perspective and provides participants with ownership incentives as the account balances build or decline. Although the program is formula driven, the Committee retains discretion to review and adjust its impact on business units and individuals for reasonableness and to preserve its incentivizing objectives, except that the EVA award percentages of the individuals named in the Summary Compensation Table are capped by the Committee at the beginning of the year.

     C. LONG-TERM INCENTIVE COMPENSATION--FOCUSED ON SHAREHOLDER RETURN. The Company has used its existing Stock Option Plan and Restricted Stock Award Plan as the foundation for a long-term stock-based incentive compensation program focused on shareholder return. The Committee believes that executive officers approach their responsibilities more and more like owners of the Company as their holdings of and potential to own Company Common Stock increase. This philosophy starts with the Board of Directors, whose non-employee members receive 40% of their annual retainer in Company Common Stock. To date, 9.4% of the Company's Common Stock is beneficially owned by directors, management and key employees, with the Chairman and Chief Executive Officer owning 4.4% and the other executive officers owning 2.4%. (See Beneficial Ownership of Common Stock by Directors and Management, page 5.) The Committee has established targets for ownership of Company Common Stock by executive officers and key employees (expressed as a multiple of their base salary, ranging from a multiple of one for salaries up to $125,000 to a multiple of five for salaries above $500,000). The Committee also continued to discourage sales of stock acquired by such individuals through the vesting of restricted stock grants and option exercises.

     (i) The Stock Option Plan. The Stock Option Plan is administered by the Committee, which is authorized to grant options to key employees of the Company or any majority-owned subsidiary of the Company. Options granted become exercisable 50% one year after the grant date, 75% two years after the grant date and 100% three years after the grant date and the option price must not be less than 100% of the average fair market value on the date of grant. Options expire, unless exercised, 10 years after grant. Because the Company's Stock Option Plan requires that options be granted at no less than fair market value, a gain can only result if the Company's share price increases from the date of grant. This incentive program is, therefore, directly tied to increases in shareholder value. In 1997, the Committee granted 535,075 stock options to the officers and key employees of the Company. The Board of Directors has proposed a new 1998 Stock Option Plan for approval by the shareholders. See Proposal to Approve 1998 Stock Option Plan, page 16.

     (ii) Restricted Stock Award Plan. Under the Restricted Stock Award Plan, restricted shares of the Company's Common Stock may be awarded to selected key officers and employees. The Committee administers the Plan and has the authority to select participants to determine the amount and timing of awards, restriction periods, market value thresholds and any terms and conditions applicable to grants. Since 1990 the Committee has established various performance goals for the lapse of restrictions on stock awarded under the Plan involving the achievement over 2.5 and 5 year intervals of returns for the Company's shareholders (Common Stock price appreciation plus dividends) equal to or better than certain performance benchmarks, e.g. 125% of the shareholder return of the S&P 500, 150% of such return or 17.5% compounded annually. Each award has also required that the price of the Company's Common Stock must be higher than the price on the date of grant, or the restrictions will not lapse. If the conditions are not met, the restricted stock awards are forfeited after five years, subject to the discretion of the Committee to adjust the terms of such awards. In 1997, no shares of restricted stock were forfeited because of failure to meet specified performance goals. In 1997, the Committee awarded 192,500 shares of performance-based restricted stock to officers and employees of the Company with the condition for lapse of restrictions (first used in 1995) on a sliding scale approach from 101% to 110% of the S&P 500 return. (See Long Term Incentive Awards in Last Fiscal Year on page 9 for a description of the 1997 performance goals.) The Board of Directors has proposed to renew the Restricted Stock Award Plan, subject to approval by shareholders. See Proposal to Approve 1998 Restricted Stock Award Plan, page 21.

     In 1995, the Committee adopted a program to make up the shortfall in executive officer and key employee pension benefits imposed by certain federal tax policies which limit the amount of compensation that can be considered for determining benefits under tax-qualified plans. Under this program, the Committee will grant to certain executive officers and key employees who have been impacted by such tax limitations amounts of restricted stock with a market value at the date of grant approximately equivalent to the present value of that portion of the Company's retirement benefit at normal retirement (age 65) or, in the case of the Chairman and Chief Executive Officer, at age 55 with 15 years of service in that capacity, lost by reason of the tax limitations. The Committee is of the view that the grants provide the potential to offset the tax limitations on the executive's future pension benefits, but require the recipient to look to future increases in shareholder value if that objective is to be actually achieved. On the basis of that approach, the Committee awarded the amounts of restricted stock set forth in the Summary Compensation Table, the restrictions on which will lapse after 10 years of service or upon reaching age 65, whichever is earlier, with the understanding that the Committee can waive the conditions for the lapse of restrictions in the event of a request for early retirement.

     D. COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. The Committee is of the view that the Chief Executive Officer compensation package should emphasize incentives closely linked to shareholder return through significant grants of stock options and performance-based restricted stock. After considering the strong performance of the Chief Executive Officer in 1997, the Committee determined to increase the base salary of the Chief Executive Officer to $670,000, a level which, in the judgment of the Committee, is appropriate for the chief executive officer of a corporation of the size and complexity of the Company in its industrial category. Further compensation to the Chief Executive Officer can only result from improvements in corporate performance and shareholder returns. The Chief Executive Officer's 1997 incentive compensation award of $1,212,017 under the EVA Incentive Compensation Plan for Executive Officers was calculated on the basis of the increase in the Company's EVA in 1997 plus a pre-established percentage of that EVA and credited to his "account" as provided for in the EVA Plan. The actual amount paid to the Chief Executive Officer for 1997 from his account was $870,683. The balance in the account is subject to increase or decrease depending upon EVA in subsequent years. The Chief Executive Officer was awarded 50,000 shares of performance-based restricted stock under the Restricted Stock Award Plan and 60,000 options under the Stock Option Plan which in the Committee's judgment will provide the appropriate incentive to a chief executive officer of a company the size and breadth of Crane Co. In 1997, restrictions lapsed on 30,000 shares of restricted stock at the five year interval of the Chief Executive Officer's 1992 grant (100%) and on 13,272 shares of restricted stock at the 2.5 year interval of his 1995 grant (34%). If the established performance goals for the 1997 grant are not met (see Long Term Incentive Awards in Past Fiscal Year on page 9 above), those shares of restricted stock will be forfeited at the end of five years. The Chief Executive Officer was also granted 13,300 shares of time-based restricted stock to offset the impact of the tax limitations on his pension benefit under the Company's defined benefit pension plans. (See paragraph C above.)

     E. OMNIBUS BUDGET REVENUE RECONCILIATION ACT OF 1993. In 1993, Congress adopted the Omnibus Budget Revenue Reconciliation Act of 1993, certain provisions of which (Section 162(m) of the Internal Revenue Code) for tax years beginning after December 31, 1993 limit to $1 million per employee the deductibility of compensation paid to the executive officers required to be listed in the Company's proxy statement unless the compensation meets certain specific requirements. The EVA Incentive Compensation Plan for Executive Officers, which was approved by the shareholders at the 1994 Annual Meeting, is intended to constitute a performance-based plan meeting the criteria for continued deductibility set out in the applicable regulations. In addition, the Company believes that all stock options granted to date under the Stock Option Plan and all performance-based grants of restricted stock to date under the Restricted Stock Award Plan will meet the requirements of Section 162(m) for deductibility. The shares of time-based restricted stock granted in 1997 to offset the impact of the tax limitations on pension benefits, as described in paragraph C above, would not satisfy the criteria of Section 162(m), and accordingly compensation expense in respect of income recognized by the executive officer upon lapse of the restrictions would not be deductible to the extent that such income, together with all other compensation in such year that did not satisfy the criteria of Section 162(m), exceeded $1 million. As a matter of policy, the Committee intends to develop and administer compensation programs which will maintain deductibility under Section 162(m) for all executive compensation, except in the limited circumstance when the materiality of the deduction is in the judgment of the Committee significantly outweighed by the incentive value of the compensation.


                               Submitted by:

                               The Organization and Compensation
                               Committee of the Board of Directors of Crane Co.

                               B. Yavitz, Chairman
                               D. R. Gardner
                               J. Gaulin
                               D. C. Minton


RETIREMENT BENEFITS

     All officers of the Company, including the individuals identified in the Summary Compensation Table, are participants in the Company's pension plan for non-bargaining employees. Directors who are not employees do not participate in the plan. Eligibility for retirement benefits is subject to certain vesting requirements, which include completion of five years of service where employment is terminated prior to normal or other retirement or death, as determined by applicable law and the plan. Benefit accruals continue for years of service after age 65.

     The annual pension benefits payable under the pension plan are equal to 1-2/3% per year of service of the participant's average annual compensation during the five highest compensated consecutive years of the 10 years of service immediately preceding retirement less 1-2/3% per year of service of the participant's Social Security benefit, up to a maximum deduction of 50% of the Social Security benefit. Compensation for purposes of the pension plan is defined as total W-2 compensation less (i) the imputed income value of group life insurance and auto allowance, (ii) income derived from participation in the Restricted Stock Award Plan and (iii) on or after January 1, 1993, income derived from the Stock Option Plan and a former stock appreciation rights plan. In general, such covered compensation for any year would be equivalent to the sum of the salary set forth in the Summary Compensation Table for such years plus the bonus shown in the Table for the immediately preceding year.

     The table below sets forth the estimated annual benefit payable on retirement at normal retirement age (age 65) under the Company's pension plan based on benefit accruals through December 31, 1997 for specified salary and years of service classifications, and assumes benefits to be paid in the form of a single life annuity. The amounts have not been reduced by the Social Security offset referred to-above.

                               PENSION PLAN TABLE


  AVERAGE                                 YEARS OF SERVICE
   ANNUAL                -------------------------------------------------------
COMPENSATION               10         20         25          30           35
------------             -------    -------    --------    --------    --------
  $150,000 ..........    $25,005    $50,010    $ 62,513    $ 75,015    $ 87,518
  $175,000 ..........     29,173     58,345      72,931      87,518     102,104
  $200,000 ..........     33,340     66,680      83,350     100,020     116,690
  $225,000 ..........     37,508     75,015      93,769     112,523     131,276*
  $235,000 ..........     39,175     78,349      97,936     117,524     136,111*
  $250,000** ........     41,675     83,350     104,188     125,025     145,863*

----------

 * Effective January 1, 1996, the actual retirement benefit at normal retirement date payable pursuant to Section 235(a) of the Tax Equity and Fiscal Responsibility Act of 1982 (and subsequent to 1986 at the age at which unreduced Social Security benefits may commence pursuant to the Tax Reform Act of 1986) may not exceed the lesser of $120,000 or 100% of the officer's average compensation during his highest three consecutive calendar years of earnings (the "Tax Act Limitation"). The Tax Act Limitation may be adjusted annually for changes in the cost of living. The 1998 limit is $130,000. The dollar limit is subject to further reduction to the extent that a participant has fewer than 10 years of service with the Company or 10 years of participation in the defined benefit plan.

** Between January 1, 1989 and December 31, 1993, for the purpose of determining benefit accruals and benefit limitations under the pension plan for all plan years beginning in 1989, a participant's compensation is deemed to be limited to $200,000 indexed for inflation ($235,840 for 1993) ("Limitation"). As a result of the Limitation, the covered compensation under the Company's pension plan for each of Messrs. Evans, Clark, Smith, Raithel and duPont (who have 24, 7, 6, 27 and 2 years of service credit, respectively) was limited to $235,840 in 1993. However, in no event will the Limitation reduce any participant's accrued benefit below his accrued benefit as of December 31, 1988. Commencing January 1, 1994, the compensation limit was further reduced to $150,000 indexed for inflation in future years ("OBRA '93 Limitation"). As a result of the OBRA '93 Limitation, the covered compensation under the Company's pension plan for the foregoing individuals for the years 1994 through 1996 was limited to $150,000, and was increased to $160,000 for 1997 and 1998. In no event will the OBRA '93 Limitation reduce any participant's accrued benefit as of December 31, 1993.

OTHER AGREEMENTS AND INFORMATION

     The Company has entered into indemnification agreements with R.S. Evans, each other director of the Company, Messrs. Clark, Smith, Raithel and duPont and the four other executive officers of the Company, the form of which was approved by the shareholders of the Company at the 1987 Annual Meeting. The Indemnification Agreements require the Company to indemnify the officers or directors to the full extent permitted by law against any and all expenses (including advances thereof), judgments, fines, penalties and amounts paid in settlement incurred in connection with any claim against such person arising out of the fact that he was a director, officer, employee, trustee, agent or fiduciary of the Company or was serving as such for another entity at the request of the Company, and to maintain directors and officers liability insurance coverage or to the full extent permitted by law to indemnify such person for the lack thereof.

     Each of the individuals named in the Summary Compensation Table (and certain other executive officers) has an agreement which, in the event of a change in control of the Company, provides for the continuation of the employee's then current base salary, bonus plan and benefits for the three year period following the change in control. Upon termination within three years after a change in control, by the Company without cause or by the employee with "Good Reason" (as defined in the agreement), the employee is immediately entitled to a proportionate amount of the greater of the last year's bonus or the average bonus paid in the three prior years, three times the sum of his annual salary and the greater of the last year's bonus or the average of the last three years' bonuses, and all accrued deferred compensation and vacation pay, and employee benefits, medical coverage and other benefits also continue for three years after termination. "Good Reason" under the agreements includes, among other things, any action by the Company which results in a diminution in the position, authority, duties or responsibilities of the employee. The agreements also provide that the employee may terminate his employment for any reason during the 30 day period immediately following the first year after the change of control, which shall be deemed "Good Reason" under the agreement. If it is determined that any economic benefit or payment or distribution by the Company to the individual, pursuant to the agreement or otherwise (including, but not limited to, any economic benefit received by the employee by reason of the acceleration of rights under the various options and restricted stock plans of the Company) ("Payment"), is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the agreements provide that the Company shall make additional cash payments to the employee such that after payment of all taxes including any excise tax imposed on such payments, the employee will retain an amount equal to the excise tax on all the Payments. The agreements are for a three-year period, but are automatically renewed annually for a three-year period unless the Company gives notice that the period shall not be extended.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     For the fiscal year ended December 31, 1997, (i) Mr. Richard S. Forte, a director of the Company, filed one late Form 4 report with respect to one transaction, and (ii) Mr. Anthony D. Pantaleoni, an executive officer of the Company, filed a Form 4 report that did not include one reportable transaction, although an amended Form 4 including the required information was filed on February 10, 1998.

                      OTHER TRANSACTIONS AND RELATIONSHIPS

TRANSACTIONS

     The law firm of Kirkpatrick & Lockhart LLP, of which Mr. Queenan is senior counsel, furnished legal services to the Company in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Organization and Compensation Committee is or has ever been an employee of the Company and no executive officer of the Company has served as a director or member of a compensation committee of another company of which any member of the Committee is an executive officer.

                      APPROVAL OF THE SELECTION OF AUDITORS

     The Board of Directors proposes and recommends that the shareholders approve the selection of the firm of Deloitte & Touche LLP as independent auditors for the Company for 1998. Deloitte & Touche LLP have been the independent auditors for the Company since 1979. Unless otherwise directed by the shareholders, proxies will be voted for approval of the selection of Deloitte & Touche LLP to audit the books and accounts of the Company for the current year. In accordance with the Company's practice, a member of the firm will attend the Annual Meeting, have an opportunity to make a statement if he desires to do so and to respond to appropriate questions which may be asked by shareholders.

                               PROPOSAL TO APPROVE
                             1998 STOCK OPTION PLAN

INTRODUCTION

     The Board of Directors believes that the Company's stock option program is an integral part of the Company's approach to long-term incentive compensation focused on shareholder return, and its continuing efforts to align shareholder and management interests. The Company's Stock Option Plan (the "Current Plan"), first adopted in 1984, expires on May 1, 1999; however, only 421,371 shares of Common Stock remain available for grant under the Current Plan after grants of 535,075 options in 1997. Accordingly, the Board of Directors believes that it is most desirable that the shareholders approve The Crane Co. 1998 Stock Option Plan (the "New Plan" or the "Plan") which authorizes the issuance of up to 2,500,000 shares of Common Stock pursuant to options granted by the Organization and Compensation Committee of the Board of Directors (the "Committee"), as described below. Over the past five years, the Committee granted options to purchase an average of 494,885 shares of Common Stock per year.

     The closing price of Crane Co. Common Stock on February 27, 1998, the record date for the Annual Meeting, as reported in the consolidated transaction reporting system, was $49.00 per share.

PRINCIPAL PROVISIONS OF THE PLAN

     Set forth below is a summary of the principal provisions of the Plan, which summary is qualified in its entirety by reference to the complete text of the Plan set forth in Exhibit A to this Proxy Statement.

     ADMINISTRATION

     The Plan will be administered by the Committee which is currently composed of four non-employee directors. Non-employee directors are not eligible to participate in the Plan. If any member of the Committee does not meet the qualifications for an "outside director" established from time to time by
Section 162(m) of the Internal Revenue Code and any applicable regulations thereunder ("Section 162(m)") or the qualifications for a "non-employee director" as defined in regulations of the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the remaining members of the Committee (but not less than two) shall administer the Plan.

     AMOUNT OF STOCK

     The Plan authorizes the issuance of up to 2,500,000 shares of Common Stock of the Company either out of authorized and unissued shares, or out of treasury shares, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events. When an option is exercised by delivery of already-owned shares or surrender of a portion of the option shares representing the exercise price, as described under "Purchase Price" below, only the net number of shares issued upon exercise of the option will be counted against the share authorization under the Plan. The maximum number of shares for which options may be granted under the Plan to any single individual in any year shall not exceed 200,000 shares, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events. Options under the Plan may in the discretion of the Committee be designated as Incentive Stock Options ("ISOs") or non-qualified options. ISOs are governed by Section 422 of the Internal Revenue Code. The aggregate fair market value of shares of Common Stock at the date of grant with respect to which ISOs are exercisable for the first time for any single individual during any calendar year may not exceed $100,000. To permit continued compliance with the rules of the Internal Revenue Code without the delay or expense incidental to a meeting of shareholders, the Plan permits the Committee to amend all ISOs to comply with, or to the extent permitted by, changes or amendments to Section 422 of the Internal Revenue Code or the rules or regulations thereunder.

     ELIGIBILITY AND PARTICIPATION

     All key employees of the Company and any majority-owned subsidiary are eligible to participate, including officers or employees who may also be directors of the Company or of any of its subsidiaries, but not including any employee who owns more than 10% of the stock of the Company or any such subsidiary. No member of the Committee or other non-employee director will be eligible to receive stock options under the Plan. The Committee, in its discretion upon the recommendation of management, determines those employees who, as key employees, will be granted options and the amounts thereof. In 1997, the Committee granted options to the five executive officers named in the Summary Compensation Table, to all executive officers as a group and to all other officers and key employees of the Company as follows:

                                            NUMBER OF SECURITIES     GRANT DATE
NAME                                         UNDERLYING OPTIONS         VALUE
----                                        --------------------     ----------
R.S. Evans ..............................           60,000           $  619,800
L.H. Clark ..............................           35,000           $  361,550
D.S. Smith ..............................           25,000           $  258,250
M.L. Raithel ............................           17,000           $  175,610
A.I. duPont .............................           20,000           $  206,600
All Executive Officers (9 Persons) ......          187,000           $1,931,710
Other Officers and Key Employees
  (112 Persons) .........................          347,325           $3,587,867

     PURCHASE PRICE

     Options will be granted at a price not less than 100% of the fair market value of the Common Stock on the date of grant. Shares available for option or subject to options granted and the option price thereof will be increased or decreased proportionately for any stock split, stock dividend, recapitalization or other similar event. The Committee may also make appropriate, discretionary adjustments for any future mergers, exchanges of securities, reorganizations or liquidations in whole or in part of Common Stock. The purchase price shall be paid in full upon the exercise of an option either in cash or in whole or in part by the delivery (either actually or by attestation) of shares of Common Stock previously owned by an optionee and valued on the basis of fair market value on the date the option is exercised. The Committee may also authorize payment of the exercise price in the form of an irrevocable notice of exercise from the optionee in connection with a "cashless" exercise through a brokerage firm. (The Committee requires that shares surrendered to exercise an option have been held for at least six months thereby effectively prohibiting the practice of "pyramiding" whereby an option holder could start with a relatively small number of shares and by a series of successive and substantially simultaneous exercises and surrenders exercise all then exercisable stock options with no additional cash and no more investment than the few original shares.) The Committee may also (although it shall not be obligated to do so) authorize the acceptance of an optionee's surrender of the right to exercise an option, or portion thereof, and the payment to the optionee of the difference between the fair market value of the shares underlying the option or portion thereof and the option price thereof, in cash, or partly in cash and partly in shares.

     The Plan authorizes the Committee to grant options with a reload feature which would enable an optionee who tenders previously owned shares to pay all or a portion of the exercise price or to cover the associated tax liability or has shares withheld to cover such tax liability to receive a reload option covering the same number of shares as are tendered or withheld for such purposes. The Committee may establish other terms and conditions applicable to reload options, provided that the exercise price of the reload option shall be equal to the fair market value of the Common Stock on the date of grant, the reload option may not be exercised for at least six months and its expiration date shall be the same as the original option.

     CONDITIONS ON EXERCISE OF OPTION

     Each option may be exercised in whole or in part commencing one year from the date of grant and ending ten years from such date, but no more than 90 days after termination of employment, or one year from date of death. Beginning one year from the date of grant, unless the Committee fixes a different vesting schedule, an option may be exercised by an employee at a cumulative rate not in excess of 50% of the total shares available during the second year, 75% during the third year and 100% thereafter. No option shall be transferable except by will or by the laws of descent or distribution, provided that non-qualified options may be transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for the benefit of such family members.

     If an optionee retires or ceases to be employed by reason of permanent disability or after a change in control, the optionee may exercise all options theretofore granted, in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such options or any portion thereof, at any time within 90 days thereafter but not after the expiration of the term of the option. If an optionee dies while employed by the Company or within 90 days of the termination of such employment, all options theretofore granted to such optionee may be exercised, in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such options or any portion thereof, by the estate of such optionee (or by a person who shall have acquired the right to exercise such option by bequest or inheritance), at any time within one year after the death of such optionee but not after the expiration of the term of the option.

     The term "change in control" means (i) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the outstanding shares of Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding shares of Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of Common Stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company or (vi) the date upon which the individuals who constitute the Board of Directors as of April 21, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board.

     AMENDMENT OR TERMINATION

     The Plan may be amended or terminated by the Board of Directors at any time except as to outstanding options. The Board of Directors may also amend the Plan in its discretion to comply with applicable laws or governmental regulations but no such change may be made which would either increase the number of shares that may be issued under the Plan or change the minimum purchase price. No options may be granted under the Plan after May 31, 2008, provided that no Incentive Stock Options may be granted under the Plan after April 30, 2008.

REGISTRATION

     The Company intends to register shares of Common Stock issuable pursuant to the Plan under the Securities Act of 1933, as amended (the "Securities Act").

TAX ASPECTS

     Under present Federal income tax laws and regulations, the receipt of an option granted under the Plan, whether non-qualified or an ISO, will not be subject to any tax and the Company will not be entitled to a deduction. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of each share on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company, subject to the rules for reasonableness of compensation, rules regarding the deductibility of compensation in the context of a change in control and, in connection with the executive officers of the Company named in the Company's proxy statement from time to time, the compliance of the Plan with Section 162(m). Upon any subsequent sale of shares by an optionee, the optionee's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired for cash.

     If the exercise of the non-qualified stock option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. If the shares are capital assets in the hands of an optionee, any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     Upon the exercise of an ISO, an optionee will not recognize taxable income, and the Company will not be entitled to a deduction. The excess of the fair market value of each share over the option price at the date of exercise is an item of adjustment for alternative minimum tax. If the holding period requirements for Section 422(a) of the Internal Revenue Code are met by the optionee (i.e., no disposition of the shares is made by the optionee within two years of the grant of the option and within one year after the transfer of the shares to the optionee), then any gain or loss recognized by the optionee upon disposition of the shares will be treated as long-term capital gain or loss (assuming the shares are capital assets in the hands of the optionee).

     If the shares acquired on exercise of an ISO are disposed of prior to the expiration of either of the required holding periods, the optionee will recognize ordinary income in the disposition year. The amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares on the date of exercise of the option over the option price or (b) the amount realized on the disposition of the shares over the amount paid for such shares, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized. The Company will receive a deduction at the time of the disqualifying disposition in an amount equal to the ordinary income recognized by the optionee, subject to the rules for reasonableness of compensation, rules regarding the deductibility of compensation in the context of a change in control and, in connection with the executive officers of the Company named in the Company's proxy statement from time to time, the compliance of the Plan with Section 162(m). In addition, long-term or short-term capital gain may be recognized by the optionee in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the option price and the ordinary income recognized by the optionee.

     If the exercise of an ISO is made by delivery of shares of Common Stock in payment of the option price, and such delivered shares were not acquired upon the exercise of an ISO or if so acquired are delivered after expiration of the holding period requirements, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered has a zero basis. If shares so acquired are sold more than two years after the ISO was granted and more than one year after the transfer of the shares to the optionee, the gain or loss arising from the sale based upon the amount realized upon such sale will constitute long-term capital gain or loss (assuming the shares are capital assets in the hands of the optionee). The exercise of an ISO by delivery of shares acquired upon the exercise of an ISO prior to the expiration of the holding period requirements will be deemed to be a taxable exchange and a disqualifying disposition of the ISO stock so delivered; but the shares so purchased should still be entitled to ISO treatment as described above if the applicable holding period requirements are met.

     If an option is exercised by the estate of an optionee, the above-described holding period requirements do not apply, and when the estate disposes of the stock acquired by exercise of the option, it will not recognize any ordinary income. The estate, however, may recognize long-term or short-term capital gain and any long-term capital gain may be subject to the alternative minimum tax. The Company will receive no deduction.

     The Company has the right to require an optionee to pay applicable withholding taxes at the time of an option exercise, and the Committee can accept Common Shares received or previously acquired to satisfy the withholding requirements up to the optionee's entire tax liability arising from such exercise.

     The foregoing is not to be considered as tax advice to any person who may be an optionee, and any such persons are advised to consult their own tax counsel.

RECOMMENDATION

     The Board of Directors, believing that the Company and its shareholders will benefit from the adoption of a new stock option plan, hereby recommends that shareholders vote FOR approval of The Crane Co. 1998 Stock Option Plan.

     The affirmative vote of a majority of the shares present and voting at the meeting will be required for approval of The Crane Co. 1998 Stock Option Plan. See also Outstanding Shares and Required Votes, page 1.

                               PROPOSAL TO APPROVE
                        1998 RESTRICTED STOCK AWARD PLAN

INTRODUCTION

     The Company's Restricted Stock Award Plan (the "Current Plan"), adopted in 1988, expires on May 30, 1998. The Board of Directors believes that such a plan is an integral part of the Company's approach to long-term incentive compensation focused on shareholder return, and its continuing efforts to align shareholder and management interests. Accordingly, the Board of Directors believes it to be most desirable that the shareholders approve The Crane Co. 1998 Restricted Stock Award Plan (the "New Plan" or the "Plan") which authorizes the issuance of up to 1,000,000 shares of Common Stock under terms and conditions established by the Organization and Compensation Committee of the Board of Directors (the "Committee"), as described below. The provisions of the New Plan described below are substantially identical to the provisions of the Current Plan. Over the past five years, the aggregate annual awards to key officers and employees (excluding 193,500 shares awarded in 1995 to certain key employees to make up certain retirement benefits lost by them because of restrictions under the Internal Revenue Code) averaged 201,244 shares per year.

     The closing price of Crane Co. Common Stock on February 27, 1998, the record date for the Annual Meeting, as reported in the consolidated transaction reporting system, was $49.00 per share.

PRINCIPAL PROVISIONS OF THE PLAN

     Set forth below is a summary of the principal provisions of the Plan, which summary is qualified in its entirety by reference to the complete text of the Plan set forth in Exhibit B to this Proxy Statement.

     Restricted shares can be awarded only to key officers and employees of the Company and any of its subsidiaries including members of the Board of Directors who are also employees of the Company. There are 26 participants in the Current Plan. Subject to the specific terms of the Plan, the Committee has sole authority to select the recipients and to determine the amount, timing and vesting provisions of awards. Recipients of shares awarded under the Plan are not required to make any payment or provide consideration other than the rendering of services.

     Subject to the discretion of the Board of Directors, shares awarded under the Plan may be made available from either authorized but unissued shares of Common Stock of the Company or reacquired shares of Common Stock, including shares purchased in the open market. The maximum aggregate number of shares of Common Stock that may be issued under the Plan will be 1,000,000. The Plan permits adjustments of such number of shares in order to reflect the effect of any stock dividends, stock splits, recapitalizations or other similar events. The Plan provides that the maximum number of restricted shares that may be granted under the Plan to any single individual in any year shall not exceed 200,000 shares, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events.

     The Plan is administered by the Committee, which is currently composed of four non-employee directors. Non-employee directors are not eligible to participate in the Plan. If any member of the Committee does not meet the qualifications for an "outside director" established from time to time by
Section 162(m) of the Internal Revenue Code and any applicable regulations thereunder ("Section 162(m)") or the qualifications for a "non-employee director" under regulations of the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the remaining members of the Committee (but not less than two) shall administer the Plan.

     Upon award, a share certificate is registered in the name of the participant, with an appropriate legend referring to the applicable terms, conditions and restrictions. Shares awarded pursuant to the Plan may not be sold, transferred, assigned or pledged until the restrictions lapse, except that the Committee may authorize transfers to certain family members and to trusts and partnerships for their benefit. Depending on the terms of the grant, the lapse of restrictions may be conditioned on the attainment of stock price appreciation thresholds within time periods established by the Committee at the date of grant. In the case of awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m), the restrictions will lapse only upon the attainment of pre-established stock price appreciation thresholds. The Committee may also provide for the lapse of restrictions based solely on continued service with the Company where deemed appropriate. With respect to outstanding awards, the Committee generally has the power to modify the period of restriction, any vesting schedule, the market value threshold applicable thereto and the other terms and conditions of the award, provided that no such modification may increase the benefit under the award beyond that which the Committee could originally have granted at the time of the award or impair the rights of a participant without the participant's consent. The participant, as owner of the awarded shares, has all other rights of a shareholder, including the right to vote the shares and receive dividends and other distributions during the restriction period.

     If, before the specified restriction period ends, a participant terminates employment (other than by reason of retirement, permanent disability or death), or a stock price appreciation condition is not satisfied, all shares still subject to restriction are forfeited by the employee and revert to the Company. The restrictions automatically terminate in the case of retirement, permanent disability, death or change in control. In cases of special circumstances, the Committee may in its discretion, if it is deemed to be in the best interests of the Company, waive any or all of the remaining restrictions with respect to the restricted stock award and allow the award to vest in whole or in part.

     For purposes of the Plan, the term "change in control" means (i) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the Company's Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding shares of Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of Common Stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company or (vi) individuals who, as of April 21, 1998, constituted the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such person were a member of the Incumbent Board.

     Further, the Committee may specify additional conditions which may be placed upon receiving a stock award under the Plan. The Committee's decisions in the administration of the Plan shall be binding on all parties. The Committee has the discretion, upon the vesting of, or the lapse of all restrictions upon, or at such earlier time as a participant may elect to be taxed with respect to, any restricted stock award, to award a separate cash amount equal to the federal income and excise taxes payable upon the event and any taxes payable thereon. The Committee also has the authority to accept shares of Common Stock which are the subject of an award being taxed or previously acquired shares of Common Stock in satisfaction of applicable tax withholding requirements.

     The Board of Directors may amend, suspend or terminate the Plan at any time. However, no amendment shall be made without shareholder approval which shall materially increase the benefits accruing to participants under the Plan or increase the maximum aggregate number of shares available for issuance under the Plan, extend the period during which awards may be made beyond May 31, 2008, or impair the rights of any participant under any then outstanding award except in accordance with the Plan or any applicable agreement or applicable law or by consent of the participant.

     The Company intends to register shares of Common Stock awarded pursuant to the Plan under the Securities Act.

TAX ASPECTS

     Under current federal income tax laws and regulations, a participant will have ordinary taxable income equal to the fair market value of the shares at such time as the share restrictions lapse. However, the recipient may, in accordance with applicable tax law, elect to include in ordinary income for the year of award the fair market value of the shares on the date of award (determined generally without regard to restrictions), in which event any appreciation recognized on the shares after the date of award will qualify as capital gain upon a taxable sale or disposition of the shares. If the shares are forfeited following such election, the recipient obtains no tax deduction with respect to the forfeiture or prior tax payment. The Company will be entitled to a tax deduction in the same amount and at the same time as the recipient realizes ordinary income, subject to the rules for reasonableness of compensation, rules regarding the deductibility of compensation in the context of a change in control and, in connection with the executive officers of the Company named in the Summary Compensation Table of the Company's proxy statement from time to time, the compliance of the Plan with Section 162(m).

RECOMMENDATION

     The Board of Directors, believing that the Company and its shareholders will benefit from the adoption of the Plan, hereby recommends that shareholders vote FOR approval of The Crane Co. 1998 Restricted Stock Award Plan.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve The Crane Co. 1998 Restricted Stock Award Plan. See also Outstanding Shares and Required Votes, page 1.

                               PROPOSAL TO APPROVE
                           1998 NON-EMPLOYEE DIRECTOR
                              RESTRICTED STOCK PLAN

INTRODUCTION

     The Company's Non-Employee Director Restricted Stock Plan (the "Current Plan"), first adopted in 1988, expires on May 30, 1998. On February 23, 1998, the Board of Directors adopted a resolution approving The Crane Co. 1998 Non-Employee Director Restricted Stock Plan (the "New Plan" or the "Plan"), authorizing up to 50,000 shares of Common Stock to be issued to non-employee directors of the Company upon terms and conditions described below, and directed that it be submitted to the shareholders for approval at the Annual Meeting.

     The primary purpose of the Plan is to attract and retain well-qualified persons for service as directors of the Company, to provide directors through the payment of a portion of director's fees in shares of Common Stock with the opportunity to increase their proprietary interest in the Company, and to increase shareholder value over the long term. The provisions of the New Plan are substantially identical to the provisions of the Current Plan. Since 1988, an aggregate of 30,683 shares of Common Stock have been issued under the Current Plan (net of 4,910 forfeited shares). The closing price of Crane Co. Common Stock on February 27, 1998, the record date for the Annual Meeting, as reported on the consolidated trading reporting system, was $49.00 per share.

PRINCIPAL PROVISIONS OF THE PLAN

     Set forth below is a summary of the principal provisions of the Plan, which summary is qualified in its entirety by reference to the complete text of the Plan set forth in Exhibit C to this Proxy Statement.

     If approved by the shareholders, the Plan will continue through May 31, 2008. All directors of the Company who are not full-time employees of the Company, of which there are currently eight, are eligible to participate in the Plan. None of the persons named in the Summary Compensation Table will be eligible to participate in the Plan, and none of the non-employee directors eligible to participate in the Plan are eligible to participate in any of the other compensation plans of the Company. Up to 50,000 shares of Common Stock may be issued under the Plan, subject to adjustment in the event of any stock dividend, stock split, recapitalization or other similar event. Such shares may be treasury shares or authorized and unissued shares.

     Under the Plan, the first $15,000 of the standard retainer payable to each non-employee director is paid in cash, and the balance is paid in shares of restricted stock. For several years, the standard retainer has been set at $25,000 per year, and thus the non-employee directors receive each year that number of shares of Common Stock (rounded to the nearest ten shares) which has a fair market value on the date of grant equal to $10,000. For example, based upon the fair market value of $48.91 for a share of Common Stock on February 27, 1998, the average of the high and low sales price as reported in the consolidated transaction reporting system, each non-employee director would receive a 1998 standard retainer of $15,000 in cash and an award of 200 shares of Common Stock. The actual number of restricted shares for the 1998 standard retainer would be fixed on April 20, 1998.

     A director who becomes a member of the Board after the Annual Meeting of any year shall be awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the fair market value of a share of Common Stock on the trading day immediately preceding the date of the director's election to the Board will be used.

     An award is forfeitable if the director ceases to remain a member of the Board until the Annual Meeting of the year following the year of the award, except in the case of death or disability (as determined by the Committee). In the event of such death or disability, an allocated portion of the award for the year of death or disability shall become non-forfeitable and distributable to the director or his legal representative as of the date of such death or disability. Until such time as the risk of forfeiture lapses or the shares awarded are forfeited, a director has the right to vote and to receive dividends on and other distributions with respect to the shares awarded. A director may not sell or otherwise transfer shares awarded under the Plan for a period of five years after the date of the award, except in the event of death or disability.

     All restrictions on any Common Stock awarded to a director under the Plan shall lapse in the event of a "change in control." For purposes of this Plan, the term "change in control" has the same meaning as that set forth in the 1998 Restricted Stock Award Plan (see the description of the principal provisions of that plan, page 21).

     The Plan will remain in effect until May 31, 2008 unless sooner terminated by the Board of Directors. The Board of Directors of the Company may at any time amend, rescind or terminate the Plan, as it shall deem advisable; provided, however, that (i) no change may be made in awards theretofore granted under the Plan which would impair participants' rights without their consent; and (ii) no amendment to the Plan shall be made without approval of the Company's shareholders if the effect of such amendment would be to (a) increase the number of shares reserved for issuance under the Plan, (b) change the requirements for eligibility under the Plan or (c) materially modify the method for determining the number of shares awarded under Section 4 of the Plan.

     The Company intends to register shares of Common Stock awarded pursuant to the Plan under the Securities Act.

TAX ASPECTS

     A director will be deemed to have ordinary income in the taxable year in which the shares awarded become fully vested. Such income shall be an amount equal to the fair market value of the shares on the date the risk of forfeiture lapses. A director may make an election under Section 83 of the Internal Revenue Code to have the full fair market value of shares awarded under the Plan taxed as ordinary income at the date of grant. The Company will be entitled to a deduction for federal income tax purposes in the same amount in the Company's taxable year in which ordinary income is recognized by the director.

RECOMMENDATION

     The Board of Directors recommends a vote FOR approval of The Crane Co. 1998 Non-Employee Director Restricted Stock Plan.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for the approval of The Crane Co. 1998 Non-Employee Director Restricted Stock Plan. See also Outstanding Shares and Required Votes, page 1.

                                  MISCELLANEOUS

     Solicitation of Proxies. The Company will bear all of the costs of the solicitation of proxies for use at the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and fax by directors, officers and employees of the Company, who will undertake such activities without additional compensation. To aid in the solicitation of proxies, the Company has retained Beacon Hill Partners, Inc. which will receive a fee for its services of $5,500 plus up to $1,750 in expenses. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material.

     Incorporation by Reference. The Report on Executive Compensation on pages 11-14 and Section E. Performance Graph on page 10 of this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates said report or said graph by reference and neither the report nor the graph shall otherwise be deemed filed under such Acts.

     Next Annual Meeting. The By-Laws provide that the Annual Meeting of the Shareholders of the Company will be held on the second Monday in May in each year unless otherwise determined by the Board of Directors. Appropriate proposals of security holders intended to be presented at the 1999 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting on or before November 6, 1998.

     Shareholders who do not expect to attend in person are urged to sign, date and return the enclosed proxy in the envelope provided, or to use the toll-free telephone number on the enclosed proxy card. In order to avoid unnecessary expense, we ask your cooperation in voting your proxy promptly, no matter how large or how small your holdings may be.


                                          By Order of the Board of Directors,


                                          AUGUSTUS I. DUPONT
                                          Secretary


March 6, 1998

                                                                       EXHIBIT A

                      THE CRANE CO. 1998 STOCK OPTION PLAN

1. Purpose of the Plan.

     The Crane Co. 1998 Stock Option Plan (the "Plan") has been established by Crane Co. (the "Company") (i) to attract and retain key employees of the Company and its subsidiaries who are and will be contributing to the success of the business; (ii) to motivate and reward key employees who have made significant contributions to the success of the Company and encourage them to continue to give their best efforts to its future success; (iii) to provide competitive incentive compensation opportunities; and (iv) to further opportunities for stock ownership by such key employees in order to increase their proprietary interest in the Company and their personal interest in its continued success. Accordingly, the Company may from time to time on or before May 31, 2008 grant to selected key employees of the Company and its subsidiaries options to purchase shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock"), subject to the terms and conditions hereinafter provided ("Options").

2. Administration of the Plan.

     This Plan shall be administered by the Organization and Compensation Committee of the Board of Directors of the Company (the "Board") or by such other committee composed of at least three members of the Board as may be designated by the Board (the "Committee"); provided, however, if any member of the Committee does not meet the qualifications for an "outside director" established from time to time by Section 162(m) of the Internal Revenue Code of 1986, as amended, and any proposed or future regulations thereunder ("Section 162(m)") or the qualifications for a "non-employee director" established from time to time by rules or regulations of the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the remaining members of the Committee (but not less than two) shall administer the Plan. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem appropriate. No member of the Committee shall be eligible to participate in, and no person shall become a member of the Committee if within one year prior thereto he or she shall have been eligible to participate in, this Plan or any other plan of the Company or any of its affiliates (other than the 1988 Non-Employee Director Restricted Stock Plan or The Crane Co. 1998 Non-Employee Director Restricted Stock Plan) entitling the participants therein to acquire stock, stock options, stock appreciation rights or restricted stock of the Company or any of its affiliates. Decisions of the Committee in connection with the administration of the Plan shall be final, conclusive and binding upon all parties, including the Company, its stockholders and employees.

     The Committee may employ attorneys, consultants, accountants or other persons and the Committee and the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Committee shall be paid by the Company. No Committee member shall receive compensation with respect to his or her services for the Committee except as may be authorized by the Board. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received awards, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretations taken or made in good faith with respect to this Plan or awards made hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

3. Stock Subject to the Plan.

     The total number of shares initially authorized to be issued under this Plan shall be 2,500,000 shares of Common Stock. The number of shares available for issuance under this Plan shall be subject to adjustment in accordance with
Section 7 hereof. Such shares shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market. Except as provided in Section 5(d) hereof, any shares subject to an Option granted under this Plan that expires or is terminated for any reason without having been exercised in full shall continue to be available for future grants under this Plan. If any shares of Common Stock are withheld from those otherwise issuable or are tendered to the Company, by attestation or otherwise, in connection with the exercise of an Option, only the net number of shares of Common Stock issued as a result of such exercise shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan.

4. Eligibility.

     The Committee may in its discretion, from time to time, grant Options to persons who are key employees of the Company or any subsidiary in which the Company owns directly or indirectly a majority of the voting stock. The term "key employees" shall mean officers as well as other employees (including officers and other employees who are also directors of the Company or of any subsidiary) determined to be such by the Committee in its discretion upon the recommendation of management, but shall not include any employee who, assuming the full exercise of such Option, would own more than 10% of the combined voting power of all classes of stock of the Company. The maximum number of shares for which Options may be granted under this Plan to any single individual in any calendar year shall not exceed 200,000 shares, subject to adjustment in accordance with Section 7 hereof. Options under the Plan may be incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (the "Code"), or non-qualified stock options. Options granted hereunder shall be evidenced by agreements in such form as the Committee shall approve, which agreements shall comply with and be subject to the terms and conditions of this Plan. 5. Grant and Exercise of Options.

     (a) The purchase price of each share of Common Stock upon exercise of any Option granted hereunder shall not be less than 100% of the Fair Market Value (as hereinafter defined) of the Common Stock on the date the Option is granted. "Fair Market Value" as of any day shall, for all purposes in this Plan, be determined by the average of the high and low sales prices of the Common Stock on the New York Stock Exchange-Composite Transactions Tape on the 10 consecutive trading days ending on such day or, if no sale of Common Stock has been recorded on such day, on the next preceding day on which a sale was so made.

     (b) Each Option granted under this Plan shall be exercisable in whole or in part from time to time beginning from the date the Option is granted, subject to the provision that an Option may not be exercised by the optionee, except as provided in Section 6 hereof, (i) more than 90 days after the termination of the optionee's employment by the Company or a subsidiary or more than 10 years from the date the Option is granted, whichever period is shorter, or (ii) prior to the expiration of one year from the date the Option is granted; and provided further that, unless otherwise determined by the Committee, the Option may not be exercised in excess of 50% of the total shares subject to such Option during the second year after the date of grant, 75% during the third year, and 100% thereafter.

     (c) The purchase price of the shares purchased upon the exercise of an Option shall be paid in full at the time of exercise in cash or in whole or in part by tendering (either actually or by attestation) shares of Common Stock. The value of each share of Common Stock delivered in payment of all or part of the purchase price upon the exercise of an Option shall be the Fair Market Value of the Common Stock on the date the Option is exercised. Exercise of Options shall also be permitted, if approved by the Committee, in accordance with a cashless exercise program under which, if so instructed by an optionee, shares of Common Stock may be issued directly to the optionee's broker or dealer upon receipt of an irrevocable written notice of exercise from the optionee.

     (d) The Committee, upon such terms and conditions as it shall deem appropriate, may (but shall not be obligated to) authorize on behalf of the Company the acceptance of the surrender of the right to exercise an Option or a portion thereof (but only to the extent and in the amounts that such Option shall then be exercisable) and the payment by the Company therefor of an amount equal to the excess of the Fair Market Value on the date of surrender of the shares of Common Stock covered by such Option or portion thereof over the aggregate option price of such shares. Such payment shall be made in shares of Common Stock (valued at such Fair Market Value) or in cash, or partly in cash and partly in shares of Common Stock, as the Committee shall determine. The shares of Common Stock covered by any Option or portion thereof, as to which the right to exercise shall have been so surrendered, shall not again be available for the purposes of this Plan.

     (e) Each Option granted under this Plan shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, non-qualified stock options may be transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for the benefit of such family members.

     (f) No person may be granted Incentive Stock Options under this Plan (or any other plans of the Company or any of its subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the date of grant) of more than $100,000 first becoming exercisable in any one calendar year.

     (g) The Company shall have the right to require an optionee to pay to the Company the cash amount of any taxes which the Company is required to withhold upon the exercise of an Option granted hereunder, provided that anything contained herein to the contrary notwithstanding, the Committee may, in accordance with such rules as it may adopt, accept shares of Common Stock received in connection with the exercise of the Option being taxed or otherwise previously acquired in satisfaction of any withholding requirements or up to the entire tax liability arising from the exercise of such Option.

     (h) The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the date of grant, to permit the exercise of any Option prior to the time such Option would otherwise become exercisable under the terms of the option agreement.

     (i) The Committee shall have the authority to specify, either at the time of grant of an Option or at a later date, that upon exercise of all or a portion of that Option (the "Original Option") a reload stock option ("Reload Option") shall be granted under specified conditions. A Reload Option shall entitle the optionee to purchase a number of shares equal to the shares delivered in payment of all or part of the exercise price of the Original Option pursuant to Section 5(c) hereof plus the shares delivered or withheld to satisfy the tax liability associated with such exercise pursuant to Section 5(g) hereof. The specific terms and conditions applicable for Reload Options shall be determined by the Committee and shall be set forth in rules adopted by the Committee or in agreements or other documentation evidencing such Reload Options; provided, however, that (x) the exercise price of the Reload Option shall be the Fair Market Value of the Common Stock at the date of grant, (y) the Reload Option shall not be exercisable, except as provided in Section 6 hereof, earlier than six months after its date of grant and (z) the expiration date of the Reload Option shall not be later than the expiration date of the Original Option.

6. Exercise of Options upon Termination of Employment.

     (a) If an optionee shall retire or shall cease to be employed by the Company or by a subsidiary by reason of permanent disability or after a "Change in Control" (as hereinafter defined), all Options theretofore granted to such optionee, whether or not previously exercisable, may be exercised in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such Options or any portion thereof as provided in Section 5(d) hereof, at any time within 90 days after such retirement, termination by reason of permanent disability, or termination after a Change in Control, but not after the expiration of the term of the Option.

     (b) If an optionee shall die while employed by the Company or by a subsidiary or within 90 days of the cessation or termination of such employment under circumstances described in Section 6(a) hereof, all Options theretofore granted to such optionee, whether or not previously exercisable, may be exercised in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such Options or any portion thereof as provided in Section 5(d) hereof, by the estate of such optionee (or by a person who shall have acquired the right to exercise such Option by bequest or inheritance), at any time within one year after the death of such optionee but not after the expiration of the term of the Option.

     (c) If an optionee's employment is terminated for any reason other than death, disability or retirement or after a Change in Control, such optionee may exercise any Option in whole or in part, at any time within 90 days after such termination of employment, but only to the extent such Option is exercisable at the date of termination in accordance with Section 5(b) hereof. In no event may any Option be exercised after the expiration of the term of the Option.

     (d) For purposes of this Plan, the term "Change in Control" shall mean (i) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the outstanding shares of Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding shares of Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company or (vi) the date upon which the individuals who constitute the Board as of April 21, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

7. Adjustments to Reflect Capital Changes.

     In the event that there is an increase in the number of issued shares of the Common Stock by reason of any stock dividend, stock split, recapitalization or other similar event, the total number of shares available for Option grants, the maximum number of shares for which Options may be granted to any single individual in any calendar year and the number of shares remaining subject to purchase under each outstanding Option shall be increased and the price per share of such outstanding Options shall be decreased, in proportion to such increase in issued shares. Conversely, in case the issued shares of Common Stock shall be combined into a smaller number of shares, the total number of shares available for Option grants, the maximum number of shares for which Options may be granted to any single individual in any calendar year and the number of shares remaining subject to purchase under each outstanding Option shall be decreased and the price per share of such outstanding Options shall be increased, in proportion to such decrease in issued shares. In the event of any merger, consolidation, reorganization or liquidation in part or in whole, the Committee may make such adjustment in the shares available for Option grants, the maximum number of shares for which Options may be granted to any single individual in any calendar year and the shares subject to outstanding Options and the price thereof as the Committee, in its sole discretion, deems appropriate. In the event of an exchange of Common Stock, or other securities of the Company convertible into

Common Stock, for the stock or securities of another corporation, the Committee may, in its sole discretion, equitably substitute such new stock or securities for a portion or all of the shares of Common Stock subject to outstanding Options.

8. Term, Amendment and Termination.

     (a) This Plan shall be submitted to the stockholders of the Company at the Annual Meeting in 1998 and, if approved by the stockholders, shall become effective on April 20, 1998. No Options shall be granted under this Plan after May 31, 2008, provided that no Incentive Stock Options shall be granted under this Plan after April 20, 2008.

     (b) This Plan may be abandoned or terminated at any time by the Board except with respect to any Options then outstanding, and any Option granted under this Plan may be terminated at any time with the consent of the optionee. The Board may make such changes in and additions to this Plan as it may deem proper and in the best interest of the Company; provided, however, that no such action shall, without the consent of the optionee, materially impair any Option theretofore granted under this Plan; and provided, further, that without the approval of the stockholders of the Company (i) the total number of shares that may be issued under this Plan shall not be increased, and (ii) the minimum purchase price shall not be changed. Notwithstanding the foregoing, the Board may amend or revise this Plan to comply with applicable laws or governmental regulations.

9. General Provisions.

     (a) Each Option granted under this Plan shall be evidenced by a written agreement containing such terms and conditions as the Committee may require, and no person shall have any rights under any Option granted under this Plan unless and until such agreement has been executed and delivered by the optionee and the Company.

     (b) In the event of any conflict between the terms of this Plan and any provision of any Option agreement, the terms of this Plan shall be controlling.

     (c) No employee or other person shall have any claim or right to be granted an Option under this Plan, and neither this Plan nor any action taken hereunder shall be construed as giving any optionee, employee or other person any right to be retained in the employ of the Company or any of its subsidiaries.

     (d) Income realized as a result of an exercise of an Option granted under this Plan shall not be included in the optionee's earnings for the purpose of any benefit plan in which the optionee may be enrolled or for which the optionee may become eligible unless otherwise specifically provided for in such plan.

     (e) The obligation of the Company to sell and deliver shares of Common Stock upon exercise of Options granted hereunder shall be subject to, as deemed necessary or appropriate by counsel for the Company, (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the condition that such shares shall have been duly listed on such stock exchanges as the Common Stock is then listed.

     (f) Anything in this Plan to the contrary notwithstanding, it is expressly agreed and understood that if any one or more provisions of this Plan shall be illegal or invalid such illegality or invalidity shall not invalidate this Plan or any other provisions thereof, but this Plan shall be effective in all respects as though the illegal or invalid provisions had not been included.

     (g) All determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of Delaware, other than the conflict of laws provisions thereof.

                                                                       EXHIBIT B

                               THE CRANE CO. 1998
                           RESTRICTED STOCK AWARD PLAN

1. Purposes of the Plan.

     The Crane Co. 1998 Restricted Stock Award Plan (the "Plan") for key officers and employees of Crane Co. (the "Company") is intended to attract and retain employees of the Company and its subsidiaries who are and will be contributing to the success of the business; to motivate and reward employees who have made significant contributions to the success of the Company and encourage them to continue to give their best efforts to its future success; to provide competitive incentive compensation opportunities; and to further opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company and their personal interest in its continued success. Accordingly, the Company may, from time to time, on or before May 31, 2008, grant to selected key officers and employees of the Company and its subsidiaries ("Participants") awards of shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock"), subject to the terms and conditions hereinafter provided. 2. Administration of the Plan.

     This Plan shall be administered by the Organization and Compensation Committee of the Board of Directors of the Company (the "Board") or by such other committee composed of at least three members of the Board as may be designated by the Board (the "Committee"); provided, however, if any member of the Committee does not meet the qualifications for an "outside director" established from time to time by Section 162(m) of the Internal Revenue Code of 1986, as amended, and any proposed or future regulations thereunder ("Section 162(m)"), or the qualifications for a "non-employee director" established from time to time by rules or regulations of the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the remaining members of the Committee (but not less than two) shall administer this Plan. The Committee is authorized to interpret this Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem appropriate. No member of the Committee shall be eligible to participate in, and no person shall become a member of the Committee if within one year prior thereto he or she shall have been eligible to participate in, this Plan or any other plan of the Company or any of its affiliates (other than the 1988 Non-Employee Director Restricted Stock Plan or The Crane Co. 1998 Non-Employee Director Restricted Stock Plan) entitling the participants therein to acquire stock, stock options, stock appreciation rights or restricted stock of the Company or any of its affiliates. Decisions of the Committee in connection with the administration of this Plan shall be final, conclusive and binding upon all parties, including the Company, its stockholders and employees.

     The Committee may employ attorneys, consultants, accountants or other persons and the Committee and the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Committee shall be paid by the Company. No Committee member shall receive compensation with respect to his or her services for the Committee except as may be authorized by the Board. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received awards, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to this Plan or awards made hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     Subject to the terms, provisions and conditions of this Plan as set forth herein, the Committee shall have sole discretion and authority:

          (a) to select the key officers and employees to receive awards under this Plan (it being understood that more than one award may be granted to the same person);

          (b) to determine the number of shares to be awarded each recipient;

          (c) to determine the restrictions as to period and the performance criteria, if any, applicable to each award;

          (d) to determine the time or times when awards may be granted and any additional terms and conditions which may be placed upon receiving such award; and

          (e) to prescribe the form of agreement, legend or other instruments evidencing any awards granted under this Plan.

     With respect to any outstanding awards, the Committee shall have sole discretion and authority to modify at any time the restriction as to period (as well as any schedule of installments for the lapse thereof), the performance criteria applicable thereto, the terms and conditions placed thereon, and the form of agreement, legend or other instrument evidencing such awards provided that no such modification shall increase the benefit under such award beyond that which the Committee could have originally granted at the time of the award, or shall impair the rights of any Participant under such award except in accordance with this Plan, or any applicable agreement, or applicable law, or with consent of the Participant.

3. Stock Subject to the Plan.

     The total number of shares initially authorized to be issued under this Plan shall be 1,000,000 shares of Common Stock. The number of shares available for issuance under this Plan shall be subject to adjustment in accordance with
Section 8(a) hereof. Shares to be awarded under this Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased in the open market. If any shares of Common Stock awarded under this Plan are forfeited in accordance with Section 6(c) hereof or for any other reason, including without limitation the failure of any performance criteria, such shares shall again become available for use under this Plan and shall be regarded as not having been previously awarded.

4. Eligibility.

     Restricted stock shall be awarded only to key officers and employees of the Company or of a subsidiary of the Company. The term "employees" shall include officers as well as other employees of the Company and its subsidiaries and shall include directors who are also employees of the Company or of a subsidiary of the Company. The maximum number of shares of restricted stock that may be awarded under this Plan to any single individual during any calendar year shall not exceed 200,000 shares, subject to adjustment in accordance with Section 8(a) hereof.

5. Awards and Certificates.

     (a) The prospective recipient of an award of restricted stock shall not, with respect to such award, be deemed to have become a Participant or to have any rights with respect to such award until and unless the Company and such recipient shall have executed an agreement or other instrument evidencing the award and such recipient shall have delivered a fully executed copy thereof to the Company and otherwise complied with the then applicable terms and conditions.

     (b) Each Participant shall be issued a certificate in respect of shares of restricted stock awarded under this Plan. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Crane Co. 1998 Restricted Stock Award Plan and an Agreement entered into between the registered owner and Crane Co. Copies of such Plan and Agreement are on file in the offices of Crane Co., 100 First Stamford Place, Stamford, CT 06902."

     (c) All certificates for restricted stock delivered under this Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (d) The Committee may adopt rules which provide that the stock certificates evidencing such shares may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the restrictions thereon shall have lapsed and may require, as a condition of any award, that the Participant shall have delivered a stock power endorsed in blank relating to the shares covered by such award.

     (e) Recipients of awards under this Plan are not required to make any payment or provide consideration other than the rendering of services.

     (f) The Committee will have the discretion, as to any award, to award a separate cash amount, payable to the Participant at the time when the forfeiture restrictions on the restricted stock lapse or at such earlier time as a Participant may elect to be taxed with respect to such restricted stock equal to
(i) the federal income tax and golden parachute excise tax (if any) payable with respect to the lapse of such restrictions or with respect to such election, divided by (ii) one minus the total effective federal income and excise tax rate applicable as a result of the lapse of such restrictions or as a result of such election.

6. Restrictions and Forfeitures.

     The shares of Common Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

     (a) Subject to the provisions of Section 6(d) hereof, commencing with the date of each award, the Participant will not be permitted to sell, transfer, pledge or assign restricted stock awarded under this Plan until the expiration of the period set by the Committee or until the satisfaction of the performance criteria established by the Committee at the date of the award, whichever is earlier (the "Restriction Period"). Within these limits the Committee may provide at the time of the award for the lapse of such restrictions in installments where deemed appropriate.

     (b) Except as provided in Section 6(a) hereof, the Participant shall have with respect to the restricted stock all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions.

     (c) Subject to the provisions of Section 6(d) hereof, unless otherwise determined by the Committee, upon termination of employment for any reason during the restriction period, all shares still subject to restriction shall be forfeited by the Participant and will be reacquired by the Company.

     (d) In the event of a Participant's retirement, permanent disability or death or in the event of a "change in control" (as hereinafter defined), all remaining restrictions will lapse with respect to such Participant's restricted stock. In addition, in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's restricted stock. For purposes of this Plan, the term "change in control" shall mean (i) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the outstanding shares of Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding shares of Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which outstanding shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company or (vi) the date upon which the individuals who constitute the Board as of April 21, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

     (e) Notwithstanding the other provisions of this Section 6, the Committee may adopt rules which would permit a gift by a Participant of restricted stock to a spouse, child, stepchild, grandchild or legal dependent or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the Participant.

     (f) Any attempt to dispose of restricted stock in a manner contrary to the restrictions shall be ineffective.

     (g) Nothing in this Section 6 shall preclude a Participant from exchanging any restricted stock for any other shares of Common Stock that are similarly restricted.

7. Amendment and Termination.

     The Board may amend, suspend or terminate this Plan at any time, provided that without the approval of the Company's stockholders no such modification shall:

     (a) materially increase the benefits accruing to Participants under this Plan or increase the maximum number of shares of Common Stock which are available for issuance under this Plan;

     (b) extend the period during which awards may be granted under this Plan beyond May 31, 2008; or

     (c) impair the rights of any Participant under any then outstanding award, except in accordance with this Plan or any applicable agreement or applicable law or with consent of the Participant, or otherwise materially change the requirements for eligibility under this Plan. Notwithstanding the foregoing, any increase or modification that results from adjustments authorized by Section 8(a) hereof does not require such approval.

8. Miscellaneous.

     (a) In the event that the number of outstanding shares of Common Stock shall be changed by reason of any stock dividend, stock split, recapitalization or other similar event, the number of shares for which awards of restricted stock may be granted under this Plan, and the maximum number of shares of restricted stock that may be awarded under this Plan to any individual during any calendar year, shall be appropriately adjusted as determined by the Board so as to reflect such change.

     (b) No employee or other person shall have any claim or right to be granted shares of restricted stock under this Plan, and neither this Plan nor any action taken hereunder shall be construed as giving any Participant, recipient, employee or other person any right to be retained in the employ of the Company.

     (c) Income realized as a result of an award of restricted stock shall not be included in the Participant's earnings for the purpose of any benefit plan in which the Participant may be enrolled or for which the Participant may become eligible unless otherwise specifically provided for in such plan.

     (d) The Company shall have the right to require the Participant to pay to the Company the cash amount of any taxes which the Company is required to withhold, provided that anything contained herein to the contrary notwithstanding, the Committee may accept shares of Common Stock received in connection with the award being taxed or otherwise previously acquired in satisfaction of withholding requirements.

     (e) Each award of restricted stock shall be evidenced by a written agreement, executed by the Participant and the Company, containing such restrictions, terms and conditions as the Committee may require.

     (f) Anything in this Plan to the contrary notwithstanding, it is expressly agreed and understood that if any one or more provisions of this Plan shall be illegal or invalid such illegality or invalidity shall not invalidate this Plan or any other provisions thereof, but this Plan shall be effective in all respects as though the illegal or invalid provisions had not been included.

     (g) All determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of Delaware, other than the conflict of laws provisions thereof.

9. Term of Plan.

     This Plan shall be submitted to the stockholders of the Company at the Annual Meeting in 1998 and, if approved by the stockholders, shall become effective April 20, 1998. No shares shall be awarded under this Plan after May 31, 2008.

                                                                       EXHIBIT C

                                  THE CRANE CO.
                           1998 NON-EMPLOYEE DIRECTOR
                              RESTRICTED STOCK PLAN

1. Purpose.

     The purposes of The Crane Co. 1998 Non-Employee Director Restricted Stock Plan (the "Plan") are to attract and retain well-qualified persons for service as directors of Crane Co. (the "Company"), to provide directors through the payment of a portion of directors fees in shares of the Company's Common Stock, par value $1.00 per share ("Common Stock"), with the opportunity to increase their proprietary interest in the Company and thereby to increase their personal interest in the Company's continued success.

2. Administration.

     Responsibility and authority to administer and interpret the provisions of this Plan shall be conferred upon a committee of at least three persons (all of whom shall be persons not eligible to participate in this Plan) having full authority to act (the "Committee"). The members of the Committee shall be the Chairman of the Board (provided that he is not eligible to be a participant under this Plan), the Vice President-Finance of the Company, and at least one additional disinterested person to be elected by the Chairman. The Committee shall record its proceedings under this Plan. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Committee shall be paid by the Company. No member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board of Directors. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all directors who have received awards, the Company and other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretations taken or made in good faith with respect to this Plan or awards made hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

3. Eligibility.

     All directors of the Company who are not full-time employees of the Company shall be participants in this Plan.

4. Awards.

     Each non-employee director shall be paid an annual director's fee, in an amount fixed from time to time by the Board of Directors, which is not dependent upon attendance at meetings (the "Base Fee"). The Base Fee shall be payable in stock and cash as provided hereunder. The stock portion of the Base Fee shall be determined pursuant to this Section 4. At the Company's Annual Meeting each calendar year, each eligible director shall be awarded the number of full shares of Common Stock of the Company (rounded to the nearest ten shares) determined by dividing (i) the dollar amount equal to the excess of (a) the Base Fee then in effect over (b) $15,000 by (ii) the average of the high and low prices of a share of Common Stock on the New York Stock Exchange-Composite Transactions Tape on the 10 consecutive trading days ending on the day preceding the award date, or, if no sale of Common Stock has been recorded on such date, then on the next preceding date on which a sale was so made (the "Fair Market Value"). Each such award shall be evidenced by a written agreement, executed by the director and the Company, containing such restrictions, terms and conditions as the Committee may require. A director who becomes a member of the Board of Directors after the Annual Meeting in any year shall be awarded a prorated number of full shares of Common Stock based on an allocation of such director's Base Fee based on the number of full months of service for that year. The price of Common Stock to be used in determining the number of shares of Common Stock to which such director shall be entitled for such year shall be the Fair Market Value of a share of Common Stock, on the day next preceding the date of the director's election to the Board of Directors.

5. Vesting.

     (a) An award of Common Stock is forfeitable if the director ceases to remain a member of the Board of Directors until the Annual Meeting of the year following the year of the award, except in the case of death or disability (as determined by the Committee), which disability renders the director unable to continue to serve the Company or upon a change of control of the Company as set forth in Paragraph 5(b) hereof. In the event of death or disability, an allocated portion of the award for the year of death or disability, based on the number of full months of service, shall become non-forfeitable and distributable as of the date of such death or disability. Shares which are forfeited may be regranted.

     (b) Notwithstanding anything else herein, all restrictions on any Common Stock that may have been awarded to a director hereunder shall lapse in the event of a "change in control." For purposes of this Plan, the term "change in control" shall mean (i) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the outstanding shares of the Company's Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of 20% or more of the outstanding shares of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of Common Stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company,
(v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company or (vi) the date upon which individuals who constitute the Board of Directors of the Company (the "Board") as of April 21, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

6. Terms and Conditions.

     (a) The difference between the Base Fee and the portion of such Base Fee awarded under this Plan in Common Stock (valued at Fair Market Value) shall be paid to directors in cash on a monthly basis.

     (b) Until such time as the risk of forfeiture lapses or the shares awarded are forfeited, a director has the right to vote and to receive dividends on and other distributions with respect to the shares awarded.

     (c) At such time as the risk of forfeiture lapses, a director's Common Stock will have all the rights of any other Common Stock. No payment will be required from the director upon the issuance or delivery of any restricted stock, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such stock, provided that anything contained herein to the contrary notwithstanding, the Committee may accept stock received in connection with the award being taxed or otherwise previously acquired in satisfaction of withholding requirements.

     (d) No shares may be sold or transferred (including, without limitation, transfer by gift or donation) prior to the fifth anniversary of the date of the award or the departure or resignation of the director from the Board, whichever is earlier; except with regard to shares which vest as a result of death or disability or upon a change of control of the Company (as defined in Section 5(b) hereof), at which time all restrictions on transfer shall lapse.

     (e) Up to 50,000 shares of Common Stock may be issued pursuant to this Plan. Shares of Common Stock issued pursuant to this Plan may be drawn from authorized but unissued shares or from treasury, as determined by the Board of Directors.

     (f) Certificates for shares issued under this Plan shall be registered in the name of the director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Crane Co. 1998 Non-Employee Director Restricted Stock Plan. A copy of such Plan is on file in the offices of Crane Co., 100 First Stamford Place, Stamford, CT 06902."

     (g) Prior to termination of the restrictions on sale and transfer provided herein, the certificates for the shares awarded pursuant to this Plan will be held by the Company's Treasurer in custody for the director.

     (h) The Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to this Plan in the event of any stock dividend, stock split, recapitalization or other similar event.

7. Amendment or Discontinuance.

     The Board of Directors of the Company may at any time amend, rescind or terminate this Plan, as it shall deem advisable; provided, however, that (i) no change may be made in awards theretofore granted under this Plan which would impair participants' rights without their consent, and (ii) no amendment to this Plan shall be made without approval of the Company's stockholders if the effect of such amendment would be to (a) increase the number of shares reserved for issuance hereunder; (b) materially increase the benefits accruing to participants under this Plan; (c) materially change the requirements for eligibility under Section 3 hereof; or (d) materially modify the method for determining the number of shares awarded under Section 4 hereof; except that any such increase or modification that results from adjustments authorized by
Section 6(h) hereof shall not require such approval.

8. Effective Date and Term of Plan.

     This Plan shall be submitted to the stockholders of the Company at the Annual Meeting in 1998 and, if approved by the stockholders, shall become effective April 20, 1998. No shares shall be awarded under this Plan after May 31, 2008.

9. Governing Law.

     This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, other than the conflict of laws provisions thereof.

                                   CRANE CO.

                  ANNUAL MEETING OF SHAREHOLDERS APRIL 20, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned does hereby appoint and constitute R. S. Evans, A.I. duPont
P and D.S. Smith and each of them, his true and lawful agents and proxies with power of substitution, and hereby authorizes each of them to vote, as
R directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors' recommendations, all shares of
O Crane Co. held of record by the undersigned at the close of business on February 27, 1998 at the Annual Meeting of Shareholders of Crane Co. to be
X held in the Freedom II Room at the Sheraton Stamford Hotel, One First Stamford Place, Stamford, Connecticut on Monday, April 20, 1998, at 10:00
Y a.m., Eastern Daylight Time, or at any adjournment thereof with all the powers the undersigned would possess if then and there personally present, and to vote, in their discretion, upon such matters as may come before said meeting.

 _
| |
| |
|_|
     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                 -------------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                 -------------


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE

                                                                   |
                                                                   |     0309
                                                                   |_ _ _
                          _
[X]  PLEASE MARK YOUR    |
     VOTES AS IN THIS
     EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES
                        AND FOR PROPOSALS 2, 3, 4 AND 5.
--------------------------------------------------------------------------------

                             FOR    WITHHELD
1. Election of Directors.    [ ]      [ ]       Nominees: R.S. Forte, J. Gaulin,
                                                          J.L.L. Tullis

For, except vote withheld from the following nominee(s):

________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
2. Approval of Deloitte & Touche LLP as independent        [ ]    [ ]      [ ]
   auditors for the Company for 1997.

3. Approval of 1998 Stock Option Plan.                     [ ]    [ ]      [ ]


4. Approval of 1998 Restricted Stock Award Plan.           [ ]    [ ]      [ ]


5. Approval of 1998 Non-Employee Director                  [ ]    [ ]      [ ]
   Restricted Stock Plan.


                                                 The signer hereby revokes all
                                                 proxies heretofore given by the
                                                 signer to vote at said meeting
                                                 or any adjournments thereof.


SIGNATURE(S)____________________________________ DATE____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE



                                   ===========
                                    C R A N E
                                   ===========


Dear Shareholder:

Crane Co. encourages you to take advantage of a new and convenient way by which you can vote your shares. You can vote your shares electronically through the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

To vote over the telephone:

     o On a touch-tone telephone call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.